EXHIBIT 10.16
                                   LEASE
                              BY AND BETWEEN
                  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                               ("Landlord")
                                    AND
               AMERICAN COMPUTER AND ELECTRONICS CORPORATION
                                ("Tenant")

                         Multi-tenant Office Lease
                               for Maryland

                                   LEASE

     THIS LEASE is made this 6th day of August 1996, by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation,
(''Landlord"), c/o Barnes Morris Pardoe & Foster Management Services, LLC, 1150 18th Street, N.W. #1050, Washington, D.C. 20036-3824 and American Computer and Electronics Corporation. ("Tenant") a Maryland Corporation, of 704 Quince Orchard Road, Suite 100, Gaithersburg, MD 20878.

RECITALS:

     Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises described below ("Premises"), subject to all matters hereinafter set forth and upon and subject to the covenants. Agreements, terms, provisions and conditions of this Lease for the term hereinafter stated.

      NOW THEREFORE Landlord and Tenant agree to the following, unless otherwise specifically modified by provisions of this Lease:

1. TERMS.

1.1 Premises. The Premises demised by this Lease are approximately 37,874 rentable square feet located in the first and second floor (Suites 100 and 200) at 704 Quince Orchard Road, Gaithersburg, Maryland (the "Building"), together with a nonexclusive right to use parking and other common areas. The location and dimensions of the Premises are shown on EXHIBIT A, attached hereto and incorporated herein by reference. No easement for light or air is incorporated in this Premises.

1.2 Agreed Areas.
     Total rentable area of the building: 77,270 sq.ft.
     Premises: 37,874 rentable sq. ft.;
     Tenant's percentage of the Building: 49.02%

1.3 Lease Term. Lease Commencement Date: September 1, 1996 or Substantial Completion of the Premises, whichever occurs later. Landlord and Tenant shall mutually agree upon a schedule (the "Lease and Construction Schedule") which details the dates on which all necessary lease and construction documents will be completed so as to permit Landlord to substantially complete the Premises for Tenant's occupancy by the Lease Commencement Date. The Lease and Construction Schedule is attached to the lease as Exhibit F. Landlord shall make a good faith effort to make approximately 6,000 to 8,000 rentable square feet of the Premises (the "Early Occupancy Space") available for Tenant's occupancy by August 15, 1996. The Early Occupancy Space may be occupied by Tenant with a temporary occupancy permit (to the extent such occupancy is allowed by the local jurisdiction) and such occupancy will not be considered a tender of possession of the Premises for purposes of establishing the Lease Commencement Date. Any such early occupancy shall be subject to all of the terms, covenants and conditions of this Lease except for the payment of Rent and additional rent.

In no event shall the lease commence until the Leasehold Improvements (as defined in Exhibit C), with the exception of minor punch list items and Tenant approved long lead items, are substantially completed in accordance with Tenant's Plan (as defined in Exhibit C), and Landlord has obtained a certificate occupancy or certificate of temporary occupancy. Landlord shall give Tenant thirty (30) days prior written notice of the approximate date of substantial completion.

Lease Expiration Date: Eighty - Four (84) months after Lease Commencement Date. In the event the Lease Commencement Date is a date other than the first day of a calendar month, the Lease Term shall run for the number of months set forth above from the first day of the calendar month following the Lease Commencement Date.

1.4 Rent. The basic rent ("Rent") is as follows:

          Months 1 - 12:           $51,287.71 per month.
          Months 13 - 24:          $52,834.23 per month.
          Months 25 - 36:          $54,412.31 per month.
          Months 37 - 48:          $56,053.52 per month.
          Months 49 - 60:          $57,726.29 per month.
          Months 61 - 72:          $59,462.18 per month.
          Months 73 - 84:          $61,261.20 per month.


In addition to the Rent, Tenant shall pay as additional rent increases in Operating Costs as described in Article 9, increases in Property Taxes as described in Article 10, and Rent increases as described in Article 1.5, all of which shall be deemed additional rent due under this Lease. Tenant shall receive a rent credit equal to $51,287.71 toward the Rent that would otherwise be due and payable for the first month of the Lease Term, plus a rent credit of $8,125.00 per month toward the Rent that would otherwise be due and payable for the (2nd) through and including the ninth (9th) month of the Lease Term

1.5 Cost-of-Living Adjustment - INTENTIONALLY OMITTED

1.6 Notice and Payment Addresses.

Notice Addresses:

               If to Landlord:Principal Mutual Life Insurance Company
                              711 High Street
                  Des Moines, Iowa 50392-1370
               Attention: Commercial Real Estate Equities

And a copy to:

If to Tenant:

Barnes, Morris, Pardoe & Foster Management
1150 18th Street, N.W.
Suite 1050
Washington, D.C. 20036

American Computer & Electronics Corporation
704 Quince Orchard Road
Suite 100
Gaithersburg, MD 208787

And a copy to:

Venable Baetjer & Howard, L.L.P.
210 Allegheny Avenue
P.O. Box 5517
Towson, MD 21285-5517
Attention: J. Michael Brennan

Either party may, by written notice, designate a new address to which all notices hereunder shall be directed.

Payment Address:

Principal Mutual Life Insurance Company
c/o Barnes, Morris, Pardoe & Foster Management
1150 18th Street, N.W.
Suite 1050
Washington, D.C. 20036

1.7 Lease Year. Each twelve (12) month period within the Lease Term shall be referred to herein as a "Lease Year." The first Lease Year shall commence on the Lease Commencement Date and terminate on the last day of the twelfth full calendar month after such Lease Commencement Date. Each subsequent Lease Year shall commence on the date immediately following the last day of the preceding Lease Year and shall continue for a period of twelve (12) full calendar months.

2. DELIVERY OF POSSESSION. If Landlord is unable to deliver possession of the Premises to Tenant on the date set forth in Article 1.3 above, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. If such delay in delivery of the Premises results from a cause other than Tenant Delay (as hereinafter defined), the date set forth in Article 1.3 above shall be extended to the date on which Landlord delivers possession of the Premises to Tenant. "Tenant Delay" shall mean any and all delays resulting from (i) Tenant's inability or failure timely to meet its obligations under this Lease, including without limitation, all obligations of Tenant under the terms of Exhibit C attached hereto; (ii) any delays caused by Tenant's contractor or subcontractors; (iii) the inclusion in the improvements requested to be performed in the Premises of any items requiring a long lead time for procurement and/or installation (such items to be identified by Landlord for Tenant prior to their inclusion in the improvements); or (iv) any changes or change orders requested by Tenant subsequent to the completion of Tenant's Plan as defined in Exhibit C. Should Landlord tender possession of the Premises to Tenant prior to the date set forth in Article 1.3 above, and Tenant elects to accept such prior tender, then the date set forth in
Article 1.3 shall be changed to reflect the date of such tender of possession and accordingly, such occupancy shall be subject to all terms, covenants and conditions of this Lease, including the payment of Rent and increases in Operating Costs and Property Taxes (as such terms are hereinafter defined). Notwithstanding anything to the contrary contained in this paragraph, Tenant shall be granted non-exclusive access to the Premises fifteen (15) days prior to the Lease Commencement Date for purposes of installing its equipment, furniture, fixtures and all related cabling, and such access shall not be considered a tender of possession. Notwithstanding the provisions of Article 2 herein, and provided that the Lease is signed by Tenant no later than July 26, 1996, if possession of the Premises is not delivered to Tenant by April 1, 1997 and is not caused by Tenant Delay, Tenant may upon ten (10) days written notice, terminate this Lease if possession of the Premises is not delivered to Tenant during such ten (10) day period, subject to force major. If Tenant gives such notice resulting in a termination of the lease, the Lease shall be terminated without further liability to Landlord and Landlord shall return forthwith any sums which Tenant had furnished to Landlord, and neither Landlord nor Tenant shall have any further obligations to the other.

3. PAYMENT OF RENT. Tenant shall pay Landlord the Rent, increases in Operating Costs and Property Taxes and any other additional rent or other payments due under this Lease without prior notice, deduction or offset, (except as expressly provided for elsewhere in this Lease) in lawful money of the United States. Rent (including any monthly payments of Estimated Costs Allocable to the Premises (as defined below) payable in accordance with this Lease) shall be paid in advance on or before the first day of each month, except that the second month's Rent shall be paid upon the execution hereof, at the address noted in Article 1.6, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Tenant shall be given thirty (30) days prior written notice of any change in the Payment Address provided in Article 1.6. Rent and other amounts due under this Lease for any partial month at the beginning or end of the Lease Term shall be prorated. All other payments required to be made by Tenant to Landlord under this Lease for which the payment period is not otherwise specified herein shall be received no later than fifteen (15) days after receipt of an invoice by Tenant specifying the amount of such payment obligation.

4. SECURITY DEPOSIT.

4.1 Security Deposit. Landlord will not require a security deposit at commencement of the Lease. However, should the LOC (as hereinafter defined) be drawn upon, per Landlord's rights in this Article 4 resulting in a security deposit being held by Landlord, such security deposit will be subject to the guidelines outlined in this Article 4.1. If Tenant defaults with respect to any covenant or condition of this Lease, including but not limited to the payment of Rent, additional rent or any other payment due under this Lease, and the obligation of Tenant to maintain the premises and deliver possession thereof back to Landlord at the expiration or earlier termination of the Lease Term in the condition required herein, then Landlord may (without any waiver of Tenant's default being deemed to have occurred) apply all or any part of the security deposit to the payment of any sum in default or any other sum which Landlord may be required or deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, upon demand, deposit with Landlord the amount so applied to replenish the security deposit. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the amount of the security deposit then held by Landlord shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this Lease. In the event of a sale or transfer of Landlord's estate or interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee, and Landlord shall be considered released by Tenant from all liability for the return of the security deposit.

4.2 Letter of Credit. Prior to Landlord's signing of the Lease, Tenant shall post, as security for Landlord's Costs associated with this lease, i.e., the Leasehold Improvements provided for in Exhibit C, leasing commissions and legal fees, an irrevocable, unconditional letter of credit, which shall be on Landlord's standard form, issued by a financial institution having branches in the State of Maryland and which institution shall be otherwise satisfactory to Landlord (the "Letter of Credit", or "LOC"). Notwithstanding anything to the contrary herein, the following provisions shall apply to the Letter of Credit:

4.2.1 The LOC shall name Landlord as the sole beneficiary, and shall be assignable by Landlord as part of any financing or sale of the Building. The initial amount of the LOC shall be equal to Five Hundred Thousand Dollars ($500,000.00). The LOC shall initially have a term of not less than one (1) year, and shall be renewed annually by Tenant (with Tenant to deliver evidence of such renewal to Landlord no later than thirty (30) days prior to the scheduled expiration date thereof). If Tenant fails to deliver evidence of such renewal to Landlord at least thirty (30) days prior to such expiration date, Landlord will give Tenant written notice of such failure. If Tenant fails to deliver evidence of such renewal within three
(3) business days of written notice from Landlord, Landlord shall have the right to draw upon the LOC in full. Tenant may reduce the amount of such LOC annually at the beginning of each lease year as follows:

                                   Amount of
               Lease Year          Letter of Credit

                Two                $450,000.00
                Three              $400,000.00
                Four               $350,000.00
                Five               $300,000.00
                Six                $200,000.00
                Seven              $100,000.00

If the Landlord draws upon the LOC in full pursuant to this Article 4.2.1, Tenant shall have the right one time during the term of this Lease to obtain a new LOC in the amount required by the schedule set forth above. Immediately upon delivery of such new LOC to Landlord, and provided no default exists, Landlord shall return to Tenant the proceeds of the LOC drawn upon by Landlord. If Tenant delivers to Landlord such new LOC and a default does exist, Landlord will return the new LOC to Tenant and Landlord will continue to hold the proceeds of the LOC drawn upon by Landlord.

4.2.2 The LOC shall be unconditional and irrevocable, and shall provide that the same may be drawn upon by the presentation to the issuer of a sight draft executed by Landlord accompanied by a certificate of the Landlord which certifies (i) that the Landlord is entitled to draw upon the LOC pursuant to the terms of this Lease in accordance with Articles 4.2.4 below, and (ii) that the amount demanded from the financial institution does not exceed the amount available under the LOC on the date upon which such draw is made.

4.2.3 The LOC shall provide that it may be drawn partially or in full, as Landlord may elect, as provided for in this Lease.

4.2.4.1 Landlord shall have the right to draw upon the LOC immediately upon the occurrence of a monetary default under the Lease for Tenant's failure to make any payments to Landlord required under the Lease, including but not limited to any payments of Rent, Operating Costs, Property Taxes or any other additional rent, provided such default is not remedied within any applicable cure period. In the event of such a monetary default, Landlord shall be entitled to draw upon the LOC in an amount equal to the sum in default (inclusive of any applicable late charges, etc.). In the event of any non-monetary default under this Lease, which default is not cured within any applicable cure period, the Landlord shall be entitled to draw upon the LOC in an amount equal to the sum in default, provided Tenant has not delivered an Objection Notice to Landlord (as hereinafter described).

4.2.4.2 Upon determination by Landlord of the liquidated amount of such non-monetary default (the "Default Amount"), and prior to drawing upon the LOC as a result thereof; Landlord shall deliver to Tenant written notice of the Default Amount. If Tenant does not agree with Landlord's determination of the Default Amount, Tenant shall provide written notice of such objection to Landlord within five (5) business days (the "Objection Notice") after receipt of Landlord's notice of the Default Amount. Landlord and Tenant shall then negotiate in good faith to resolve the disagreement of the parties regarding the Default Amount. If the parties are unable to mutually agree upon the Default Amount within ten (10) business days, the parties agree to mutually select a disinterested, unrelated third party having recognized expertise in the area in which Tenant has defaulted (e.g. an environmental engineer if Tenant has defaulted under any environmental obligations, or an architect or engineer if Tenant has defaulted under any building maintenance obligations). The Landlord and Tenant agree to submit promptly their dispute in writing to such disinterested third party, who shall be instructed to issue a decision as quickly as reasonably possible, but in any event within thirty (30) days, and whose decision shall be final and binding upon Landlord and Tenant. Any costs charged by such disinterested third party shall be paid by Tenant unless such disinterested third party determines Tenant was not in default under this Lease, in which
case              the             costs             charged              by
such disinterested third party will be paid by Landlord. If Landlord and Tenant are unable to agree upon a disinterested third party to make a determination, the Landlord and Tenant agree that the disagreement of the parties regarding the Default Amount shall be settled by arbitration in accordance with the then-existing arbitration rules of the American Arbitration Association. The arbitration proceedings shall be commenced as soon as practicable (but in any case within forty-five (45) days) and shall be completed within ninety (90) days, and the determination of the arbitrator shall be final and binding upon the Landlord and Tenant. The costs of arbitration shall be paid by Tenant unless the arbitrator determines Tenant was not in default under this Lease, in which case the cost of arbitration will be paid by Landlord. Upon determination of the Default Amount by a disinterested third party or by an arbitrator, as the case may be, Landlord shall have the right to draw immediately upon the LOC for such Default Amount. Should the annual renewal of the LOC occur during the determination of the Default Amount, Tenant shall be responsible for renewing the LOC per Article 4.2.1, and should Tenant fail to renew the LOC, Landlord will have all remedies under this Lease, including but not limited to drawing upon the LOC in full per Article 4.2.1 of this Lease.

4.2.4.3 The Landlord shall also have the right to draw upon the LOC in the event Tenant fails to renew the LOC in accordance with Article 4.2.1 above in which case Landlord shall be entitled to draw upon the LOC in full. In the event the LOC is drawn upon by Landlord because of Tenant's failure to renew the LOC the proceeds shall be held by Landlord as a security deposit (and shall be subject to the guidelines of Article 4.1 pertaining to security deposits). Provided no uncured default exists such security deposit shall be reduced and returned to Tenant in accordance with the reduction of the LOC provided for in Article 4.2.1 above. If the LOC is drawn upon by Landlord pursuant to a default by Tenant under this Lease (the "LOC Draw Amount") as described in this Article 4.2 Tenant agrees that it shall upon demand replenish the LOC to its required amount as outlined in Article 4.2.1 within five (5) business days of Landlord's demand. If the LOC is not replenished within five (5) business days of Landlord's demand Tenant will be in default of this Lease and subject to all rights and remedies of Landlord pursuant to this Lease including but not limited to Landlord's right to draw on the remainder of the LOC and Tenant shall pay to Landlord an amount equal to the LOC Draw Amount to be held as a security deposit. If Tenant fails to pay to Landlord this LOC Draw Amount Tenant will be in default of this Lease subject to all rights and remedies of Landlord per this Lease.

5. USES.

5.1 Permitted Uses. The Premises are to be used only for general office, light manufacturing and assembly, research and development and warehousing purposes ("Permitted Uses") and for no other business or purpose provided such Permitted Uses are allowed for under all applicable zoning ordinances. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building said increase as evidenced by the Landlord's insurance company. In the event of a breach of this covenant Tenant shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises or any public or private nuisance or any other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of the Tenant's office machines or equipment or other activities within the Premises disturb any other tenant in the Building then Tenant shall provide adequate insulation or take such other action or cease such objectionable activities, as may be necessary to eliminate the noise or disturbance. Tenant at its expense shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted ,and made available to Tenant by Landlord from time to time for the safety. care and cleanliness of the Premises or the Building and for the preservation of good order therein provided such rules and regulations are applied by Landlord in a non-discriminatory and non-arbitrary manner.

5.2 Hazardous Substances. The term "Hazardous Substances." as used in this Lease shall mean all pollutants, contaminants, toxic or hazardous wastes or
any                  other                 substances,                  the
use and/or removal of which is required or the use of which is restricted, prohibited or penalized by an "Environmental Law " which term shall mean any federal, state or local law ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are a part of the ordinary course of the Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord and Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly used, stored and disposed of in a manner and location meeting all Environmental Laws and said Permitted Materials have been approved in advance in writing by Landlord, and Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant will not permit Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws at Tenant's sole cost and expense. Landlord or Landlord's representative shall have the right but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that said Permitted Materials are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to initiate such corrective action within forty-eight (48) hours, Landlord shall have the right to perform such work on Tenant's behalf and at Tenant's sole expense, and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the Term of the Lease, the Premises is found to be so contaminated or subject to said conditions caused by Tenant, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. The foregoing indemnification and the responsibility of Tenant shall survive the termination or expiration of this Lease.

5.3 To the best of Landlord's knowledge, Landlord states that, during the period of its ownership, it has not used or deposited or consented to the use or deposit by others of Hazardous Substances on, from, or affecting the Premises in any manner which violates federal, state or local laws, ordinances, rules, or regulations governing the use, storage, treatment, transportation. manufacture, refinement, handling, production or disposal of Hazardous Substances .

5.4 Landlord shall indemnify, defend (by counsel reasonably acceptable to Tenant), protect, and hold Tenant, and each of Tenants employees, officers, directors, shareholders, agents, successors and assigns, free and harmless from and against any and all claims, actions, causes of action, liabilities, penalties, fines, forfeitures, losses or expenses (including reasonable attorneys' fees and cost) or death of or injury to any person or damage to any property whatsoever (excluding damage to Tenant's personal property) arising from the presence of Hazardous Substances caused by Landlord and Landlord's agents and employees.

5.5 The removal of any Hazardous Substances that existed prior to this Lease, unless the removal of such Hazardous Substances is required by the actions of Tenant or Tenant's employees, shall not be the responsibility of Tenant.

6. LATE CHARGES.

6.1 Tenant hereby acknowledges that late payment to Landlord of Rent or additional rent or other sums due hereunder will cause Landlord to incur administrative costs and loss of investment income not contemplated by this Lease the exact amount of which will be extremely difficult to ascertain. If any Rent, additional rent or other sum due from Tenant is not received by Landlord or Landlord's designated agent within five (5) days after receipt of written notice then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount plus any reasonable attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the administrative cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted hereunder.

6.2  In  addition  to  the administrative late charge  provided  for  under
Article 6.1 above if any Rent, additional rent or other sum due from Tenant to Landlord is not paid as and when due under this Lease such unpaid amount shall bear interest from the date due until the date paid at an annual rate of interest equal to the lesser of (a) the prime rate of interest as published in the Wall Street Journal (or any successor publication thereto) from time to time plus two percent (2%) or (b) the highest annual rate of interest permitted under applicable law.

7. REPAIRS AND MAINTENANCE.

7.1. Landlord shall maintain or cause to be maintained, the common areas of the Building such as lobbies, elevators, stairs and corridors, the roof, foundations, parking lots, driveways, sidewalks, curbs, landscaping, lighting and exterior walls of the Building and the underground utility and sewer pipes outside the exterior walls of the Building, if any, provided that to the extent any of such repairs is rendered necessary by the gross negligence or willful misconduct of Tenant, its agents, customers, employees, independent contractors, guests or invitees, Tenant shall be obligated to reimburse Landlord for all costs sustained by Landlord in connection with such repair as additional rent hereunder, which reimbursement shall be due no later than fifteen (15) days after Landlord's written demand. Subject to Landlord's right of access pursuant to Article 17, Tenant shall be exclusively responsible for the repairs and maintenance to the interior of the Premises and Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair. Tenant hereby waives the right to make repairs at Landlord's expense under any other law, statute or ordinance now or hereafter in effect except as otherwise provided in this Article 7.1. If Landlord fails to perform any maintenance obligation required in this Article 7.1 Tenant shall notify Landlord in writing that such obligation exists. If within ten
(10) business days of receipt of such notice Landlord has not commenced performance of said maintenance obligation, Tenant shall have the right to commence performance of such maintenance obligation. In doing so, Tenant may hire repairmen, purchase materials and generally perform any other act which would be reasonably required of Landlord in making such repair. If the repairs are deemed to be necessary in Landlord's reasonable determination, as well as the responsibility of Landlord, all reasonable costs incurred by Tenant in effectuating such repairs shall be reimbursed by Landlord after Tenant has submitted to Landlord reasonable documentation evidencing the cost of the repair. If Landlord fails to reimburse Tenant within thirty (30) days of Tenant's submission to Landlord of reasonable documentation including the costs of such repair, then Tenant shall have all remedies at law and in equity. All expenses incurred by Landlord pursuant to this Article 7 (to the extent not payable directly by Tenant as above provided) will be included within "Other Operating Costs" as defined in Article 9.1.1.2 below.

8. UTILITIES AND SERVICES.

8.1 Hours of Service. From 7:30 a.m. to 6:30 p.m. on weekdays ("Normal Business Hours") and from 9:00 a.m. to 1:00 p.m. on Saturday ("Saturday Mornings") (excluding those holidays set forth in the Rules and Regulations attached hereto as Exhibit D), Landlord shall furnish to the Premises electricity for lighting and for normal modern office use including but not limited to personal computers, word processors, kitchen equipment, copy machines, laser printers and other office equipment as well as water, heat and air conditioning ("HVAC") and elevator service. During all other hours, Landlord shall furnish such services except for heat and air conditioning. Landlord represents that the electrical capacity furnished to the Premises shall not be less than five (5) watts per square foot exclusive of HVAC.

8.1.1 HVAC will be provided during Normal Business Hours in accordance with the following performance standards subject to applicable governmental regulations:

(a) In the operation of its cooling cycle, the HVAC system shall be capable of providing a dry bulb temperature of 75 degrees Fahrenheit plus or minus 3 degrees Fahrenheit and a relative humidity of 45% to 55% throughout the Premises with outside conditions of 95 degrees Fahrenheit dry bulb and 78 degrees Fahrenheit wet bulb.

(b) In the operation of its heating cycle, the HVAC system shall be capable of providing a temperature throughout the Premises of not less than 70 degrees Fahrenheit plus or minus 2 degrees Fahrenheit whenever the outdoor dry bulb temperature is lower than 65 degrees Fahrenheit but not lower than 10 degrees Fahrenheit. The relative humidity in the Premises during the heating cycle will be maintained at 30% to 40%.

(c) The foregoing performance standards are based on the criteria of occupancy by not more than one person per 150 useable square feet and a combined lighting and electrical demand load of five (5) watts per square foot of useable area (exclusive of base Building HVAC).

8.2 Additional Services. If requested by Tenant, Landlord shall furnish heat and air conditioning at times other than Normal Business Hours and Saturday Mornings and the cost of such services as established by Landlord shall be paid by Tenant as additional rent payable as provided in Article
3. The cost of such overtime heating and air conditioning shall be based on Landlord's actual cost which is currently $25.00 per hour per quadrant. If the quantity or kind of utilities or services furnished by Landlord to the Premises to meet Tenant's requirements is excessive or abnormal relative to the utilities and services consumed by office tenants generally, Tenant shall reimburse Landlord upon demand for the additional cost resulting from Tenant's excessive or abnormal consumption. More specifically, Tenant acknowledges and agrees that (i) the average electrical consumption of tenants in the Building equals five (5) watts per square foot per year and
(ii) certain areas of the Premises as identified in Exhibit G are to be separately metered for electricity and (iii) throughout the Lease Term (and any renewal term(s)) to the extent Tenant's electrical consumption in the separately metered areas identified in Exhibit G exceeds five (5) watts per square foot per year, Tenant shall reimburse Landlord within thirty (30) days after receipt of a notice or invoice from Landlord requesting reimbursement therefore. Landlord shall invoice Tenant for such excess electrical consumption annually on or about the anniversary of the Lease Commencement Date and shall make a good faith effort to provide Tenant with a quarterly report detailing the excess electrical consumption if any. Landlord shall also provide toilet room supplies, window washing at reasonable intervals, and customary Building janitorial service or other types of services provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants, all of which shall constitute Other Operating Costs and shall be payable as provided in Article 9.1.1.2 of this Lease. Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever unless such failure is not corrected by Landlord within thirty (30) days following written notice thereof from Tenant, subject to force majeure. In no event shall Landlord be liable to Tenant for (a) any damage to the Premises or (b) any loss, damage or injury to any property therein or thereon or (c) any claims for the interruption of or loss to Tenant's business or for any indirect damages or consequential losses occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes or other similar cause in, above, upon or about the Premises or the Building. If any public utility or governmental body shall require Landlord or Tenant to restrict the consumption of any utility or reduce any service to the Premises or the Building. Landlord and Tenant shall comply with such requirements, without any abatement or reduction of the Rent, additional rent or other sums payable by Tenant hereunder.

In the event any utility service or other service to the Premises is interrupted due to the gross negligence of Landlord or its managing agent, such that the Premises or a portion thereof is rendered untenantable, and Tenant in fact ceases the use of such portion and such interruption continues for a period of five (5) consecutive days after the date Tenant first notifies Landlord of the occurrence of such interruption then commencing on the sixth (6th) consecutive day after the occurrence of such interruption and continuing until the earlier of (i) the date such utility service or other service is restored to the Premises or (ii) the date Tenant recommenced its use of the affected portion of the Premises, the Rent due hereunder shall be proportionately abated in an amount corresponding to the portion of the Premises which was rendered untenantable and as to which Tenant ceased its use and occupancy.

8.3  Recycling  Regulations. Tenant shall comply,  at  its  sole  cost  and expense, with all orders requirements and conditions now or hereafter imposed by any ordinances, laws, orders and/or regulations (hereinafter collectively called "regulations") of any governmental body having jurisdiction over the Premises or the Building, whether required of Landlord or otherwise, regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash (hereinafter collectively called "waste products") including but not limited to the separation of such waste products into receptacles provided by Landlord and the removal of such receptacles in accordance with any collection schedules prescribed by such regulations. Landlord reserves the right (a) to refuse to accept from Tenant any waste products that are not prepared for collection in accordance with any such regulations and (b) to require Tenant to pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with any such regulations.

8.4. Miscellaneous Services. Tenant shall have twenty-four (24) hour a day access to the Building and the Building's surface parking every day of the year with at least one (1) elevator available at all times. Landlord shall also provide an electronically controlled perimeter access system to the Building's primary entrances. A security system for the Premises may be installed by the Tenant at its sole cost and expense subject to Landlord's approval.

9. COST OF SERVICES AND UTILITIES.

9.1 Definitions. In addition to the Rent Tenant shall pay to Landlord increases under this Article 9 as additional rent. The increases shall be made as provided herein using the following definitions:

Operating Costs.

9.1.1 "Operating Costs" shall include Costs of Utilities and Other Operating Costs.

9.1.1.1 "Costs of Utilities" shall mean all expenses paid or incurred by Landlord for electricity including any surcharges imposed water, gas, sewers, oil and utility services provided to or used by Tenant.

9.1.1.2 "Other Operating Costs" shall mean all other expenses paid or incurred by Landlord for maintaining, operating, repairing and managing the
(i)  Building,  (ii)  the personal property used in conjunction  therewith,
(iii) the Building roof and (iv) the land upon which the Building is situated. Such costs shall include without limitation supplies, cleaning services, window glass replacement and repair, landscaping services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Building, ordinary and customary insurance premiums, permits and inspection fees, management fees consistent with management fees charged for comparable buildings in the Washington, D.C. metropolitan area, reasonable legal fees and costs incurred in connection with contesting the amounts or the imposition of any Property Taxes and accounting fees and any other expense or charge whether or not hereinbefore described which, in accordance with generally accepted accounting and management practices, would be considered an expense of maintaining, operating or repairing the Building excluding: (a) costs of any special services rendered to individual tenants (including Tenant) for which a special separate charge shall be made (and shall be payable within ten (10) days of written demand); (b) Property Taxes (as defined in Article 10.1.1); (c) depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except that Operating Costs shall include amortization of any cost saving capital improvements or other government required capital improvements made subsequent to the Lease Commencement Date); (d) original construction costs of the Building; (e) interest and amortization of funds borrowed by Landlord whether secured or unsecured; (f) reserves for repairs, maintenance and replacements; (g) costs or expenses associated with leasing space in the Building or the sale of any interest in the Building, including without limitation advertising and marketing commissions or any amount paid for or on behalf of a tenant such as space planning, moving costs rental and other tenant concessions; (h) ground rents; (i) salaries, wages or other compensation paid to employees of any property management organization at a level more senior than property manager; (j) amounts paid to any partners, shareholder, officer or director of Landlord for salary or other compensation; (k) costs of electricity outside Normal Business Hours sold to tenants of the Building by Landlord or any other special service to tenants or service in excess of that furnished to Tenant whether or not Landlord receives reimbursement from such tenants as an additional charge;
(1) expenses for repairs, replacements or improvements arising from the initial construction of the Building to the extent such expenses are either
(i) reimbursed to Landlord by virtue of warranties from contractors or suppliers or (ii) result by reason of deficiencies in design or workmanship except conditions resulting from ordinary wear and tear; (m) any amounts paid to any person, firm or corporation related or otherwise affiliated with Landlord or any general partner, officer or director of Landlord or any of its general partners to the extent same exceeds arms-length competitive prices paid in the Washington, D.C. Metropolitan area for the services or goods provided; (n) accounting or legal fees incurred in tenant disputes or in procuring tenants or for fees not related to the operation and maintenance of the Building but personal to Landlord; (o) costs of repairs incurred by reason of fire or other casualty or condemnation to the extent Landlord receives compensation therefor through proceeds of insurance or condemnation awards; (p) costs of renovating or otherwise improving space for new tenants or in renovation space vacated by any tenant or any other work which Landlord performs for any tenant; (q) costs relating to maintaining Landlord's existence, either as a corporation partnership or other entity such as trustee's fees, annual fees, partnership, organization or administration expenses, deed recordation expenses, legal and accounting fees (other than with respect to Building operations); (r) interest or penalties arising by reason of Landlord's failure to timely pay any Operating Costs; (s) compensation paid to clerics, attendants, sales persons or other persons on or in commercial concessions (including the parking facility) operated in the Building; (t) costs incurred to remove any hazardous or toxic wastes, materials or substances from either the Building or land, unless such costs are incurred as a result of the acts or omissions of Tenant its agents, employees, invitees or contractors; and (u) capital improvements to the Building (except as specifically set forth above).

All Operating Costs shall be "net' only and shall be reduced by the amount of insurance or other reimbursement recoupment payment, discount or allowance received by Landlord. Landlord shall at all times during the entire Lease Term and any extensions operate, manage, maintain and repair the Building in a lawful, efficient and businesslike manner in accordance with sound property management practices consistent with comparable office buildings in the Washington, D.C. metropolitan area. Landlord shall not expend more than the reasonable and fair market value for any goods. services labor or material purchased or provided by Landlord in connection with the management, operation, maintenance and repair of the Building.

9.1.2 "Calendar Year" shall mean the twelve-month period commencing January 1 and ending December 31.

9.1.3 "Base Services Year" shall mean January 1, 1997 through December  31,
1997.

9.1.4  "  First  Full  Calendar Year of Building  Operation"  INTENTIONALLY
OMITTED

9.1.5 "Actual Costs" shall mean the actual expense paid or incurred by Landlord for Operating Costs during any Calendar Year of the Lease Term.

9.1.6 "Actual Costs Allocable to the Premises" shall mean the Tenant's share of the Actual Costs determined by Tenant's percentage of the Building described in Article 1.2.

9.1.7 "Estimated Costs Allocable to the Premises" shall mean Landlord's estimate of Actual Costs Allocable to the Premises for the following Calendar Year, to be given by Landlord to Tenant pursuant to Article 9.3.

9.2 Actual Base Amount. Actual Costs Allocable to the Premises for the Base Services Year shall be deemed the "Actual Base Amount".

9.3 Estimated Costs Allocable to the Premises. Prior to the commencement of each Calendar Year (except the Base Services Year) during the Lease Term, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Calendar Year and a calculation of the payments to be made by Tenant as follows: One-twelfth (1/12th) of the amount if any by which such amount exceeds the Actual Base Amount shall be payable by Tenant as additional rent as provided in Article 3 for each month during such Calendar Year. If at any time or times during such Calendar Year it appears to Landlord that the Estimated or Actual Costs Allocable to the Premises will vary from Landlord's estimate by more than five percent (5%) on an annualized basis, Landlord may by written notice to Tenant revise its estimate for such Calendar Year and payments by Tenant of the Estimated Costs Allocable to the Premises for such Calendar Year shall be based on such revised estimate.

9.4 Actual Costs. Within one hundred twenty (120) days after the close of each Calendar Year during the Lease Term, beginning at the end of calendar year 1998, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding Calendar Year. If such costs for any Calendar Year exceed Estimated Costs Allocable to the Premises paid by Tenant to Landlord pursuant to Article 9.3, Tenant shall pay the amount of such excess to Landlord as additional rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to Article 9.3, then the amount of such overpayment by Tenant shall be credited by Landlord to the next Rent payable by Tenant.

9.5 End of Term. If this Lease terminates on a day other than the last day of a Calendar Year, the amount of any adjustment to Estimated Costs Allocable to the Premises with respect to the Calendar Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Calendar Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Calendar Year.

9.6 Further Adjustment. In the event the average occupancy level of the Building for the Base Services Year and/or any subsequent Calendar Year was not ninety-five percent (95%) or more of full occupancy then the Actual Costs for such year shall be allocated among the tenants by the Landlord to reflect those costs which would have occurred had the Building been ninety-five percent (95%) occupied during such year.

9.7  Operating Cost "Cap". Notwithstanding anything to the contrary in this
Article 9, any Operating Costs which are directly controllable by Landlord (i.e. service contracts, salaries, and other similar expenses as to which Landlord can negotiate the amount per unit or per hour etc. but excluding items such as utility expenses. insurance premiums, real estate taxes, special assessments, snow removal (but only as to the number of snow removal incidents and not as to unit cost per snow removal incident), trash removal (but only as to the number of trash pickups and not as to the unit cost per trash removal incident), or similar items the unit cost and quantity requirements of which are not susceptible to pre-negotiation (hereafter "Controllable Operating Costs") shall not increase annually by more than seven percent (7%) of the previous year's Controllable Operating Costs.

9.8 Tenant's Audit Right.

In the event Tenant has a good faith belief that Landlord's written statement of Actual Costs Allocable to the Premises (as described in Article 9;4 above) contains charges to Tenant that are not permitted under the terms of the Lease, it shall provide Landlord with reasonably detailed reasons in writing for its objection to any charge or alleged error within ninety (90) days of receiving such statement. Landlord shall within thirty
(30) days thereafter either adjust such statement in response to such objection(s) and credit any overpayment to Tenant as aforesaid or in the alternative notify Tenant in writing that it believes that Tenant's objection is without merit. Not later than twenty (20) days after the expiration of the thirty (30) day period described in the immediately preceding sentence, Tenant shall have the right to employ an independent certified public accountant who shall have at lease five (5) years experience in the field of passthrough audits for commercial office buildings in the metropolitan Washington, D.C. area, which certified public accountant shall be reasonably acceptable to Landlord (provided that such certified public accountant is not any employee of Tenant and is not compensated on a contingency fee basis). Such certified public accountant shall have the right to inspect and audit Landlord's books and records relating to the calendar year to which the statement relates.

If Tenant elects to employ such accountant, Tenant shall provide Landlord not less than five (5) business days notice of the date on which the accountant desires to examine Landlord's books and records during regular business hours. Prior to the performance of such audit, Tenant and such approved certified public accountant each shall execute Landlord's form of non-disclosure agreement providing that the information disclosed in connection with such audit be kept confidential. Tenant shall cause the results of such audit to be communicated in writing to Landlord.

If Landlord does not agree with the audit submitted by Tenant, Landlord's accountant and the accountant designated by Tenant shall endeavor to resolve any differences. If such parties are unable to agree, Landlord and Tenant shall select an independent certified public accountant who satisfies the criteria set forth above. Such jointly selected accountant, after executing Landlord's form of non-disclosure agreement, shall make an independent audit. the results of which shall be binding on Landlord and Tenant.

If such audit shows that the amounts paid by Tenant to Landlord on account of increases in such charges exceeded the amounts to which Landlord was entitled hereunder, Landlord shall promptly credit the amount of such excess against Tenant's next due Rent payment. If such audit shows that the amounts paid by Tenant to Landlord on account of increase in such charges were less than the amounts to which Landlord was entitled hereunder, Tenant shall pay to Landlord the amount of such shortfall within thirty (30) days of the date Tenant is notified of the error. Except as otherwise expressly provided below, all costs and expenses of Tenant's audit (including without limitation reasonable copying charges) shall be paid by Tenant. In addition Tenant shall be responsible for the costs incurred in connection with the third accountant (including without limitation reasonable copying charges) unless such audit discloses that the amounts paid by Tenant to Landlord exceeded the amounts to which Landlord was entitled by more than five percent (5%), in which event Landlord shall promptly reimburse Tenant for the reasonable costs and expenses incurred in connection with Tenant's audit and such third audit.

10. PROPERTY TAXES.

10.1  Contribution to Property Taxes. In addition to the Rent  provided  in
Article 1.4 and the increases in Operating Costs provided in Article 9, Tenant shall pay to Landlord as additional rent, its share of increases in Property Taxes under this Article 10. Tenant's share of Property Taxes shall be determined as provided herein utilizing the following definitions:

10.1.1 "Property Taxes" shall mean any form of assessment, license, fee, rent, tax, levy, penalty (if a result of Tenant's delinquency) or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes) imposed by any authority having the direct or indirect power to tax or by any city, county, state or federal government or any improvement or other district or division thereof on the Building or any part thereof (or on Landlord with respect thereto) the land, the parking area or any other legal or equitable interest of Landlord in the same or any rental income derived therefrom excluding personal property taxes payable by Tenant on the property of Tenant located within the Premises as indicated in Article 10.4 herein.

10.1.2  The  Term "Calendar Year" shall mean the period defined in  Article
9.1.2.

10.1.3 The term "Base Tax Year" shall mean January 1 1997 through December 31 1997 if the Building is at least 95% occupied by December 31 1997. In the event the average occupancy level of the Building for the Base Tax Year was not 95% or more of full occupancy, then the Tenant's Share of Property Taxes for the Base Tax Year shall be adjusted to reflect the amount of taxes that would have been paid in calendar year 1997 had the Building been 95% occupied during such year and assessed for tax purposes on January 1 1997.

10.1.4 The term "Tenant's Share of Property Taxes" shall mean the amount of Property Taxes payable during any Calendar Year by Landlord multiplied by Tenant's percentage of the Building described in Article 1.2.

10.2 Estimated Increases in Tenant's Share of Property Taxes. Prior to the commencement of each Calendar Year (except the Base Tax Year) Landlord shall furnish Tenant with a written statement setting forth the estimate of Tenant's Share of Property Taxes for such Calendar Year. One-twelfth (1/12th) of the amount, if any, by which such estimated Tenant's Share of Property Taxes exceeds the Tenant's Share of Property Taxes for the Base Tax Year shall be payable by Tenant as additional rent as provided in
Article 3.

10.3 Actual Property Taxes. Within one hundred twenty ( 120) days after the close of each Calendar Year during the Lease Term, beginning at the end of calendar year 1998, Landlord shall deliver to Tenant a written statement setting forth the Tenant's Share of Property Taxes during the preceding Calendar Year. If such amount exceeds the Tenant's estimated Share of Property Taxes pursuant to Article 10.2, Tenant shall pay the amount of such excess to Landlord as additional rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such amount to be less than the amount paid by Tenant to Landlord pursuant to Article 10.2, then the amount of such overpayment shall be credited by Landlord to the next immediate Rent payable by Tenant.

10.4 Taxes on Tenant's Personal Property . Tenant shall pay prior to delinquency all personal property taxes payable with respect to all property of Tenant located in the Premises or the Building and shall provide promptly upon request of Landlord, written proof of such payment.

10.5 End of Term. If this Lease terminates on a day other than the last day of a Calendar Year, the amount of any adjustment between the estimated and actual Tenant's Share of Property Taxes with respect to the Calendar Year in which such termination occurs shall be prorated on the basis of a 365-day year; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty
(30) days after delivery by Landlord to Tenant of the statement of Tenant's Share of Property Taxes with respect to such Calendar Year.

TENANT'S INSURANCE.

11.1 Tenant shall, during the Term of this Lease, procure at its expense and keep in force the following insurance: (i) Commercial general liability insurance naming the Landlord and Landlord's managing agent as additional insiders against any and all claims for bodily injury and property damage occurring in or about the Premises. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess umbrella liability insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations that it owns or leases, the policy shall include an aggregate limit per location endorsement. Such liability insurance shall be primary and not contributing to any insurance available to Landlord and Landlord's insurance shall be in excess thereto. In no event shall the limits of such insurance be considered as limiting the liability of Tenant under this Lease; (ii) Personal property insurance insuring all equipment trade fixtures, inventory fixtures and personal property located within the Premises for perils covered by the causes of loss -- special form (all risk) and in addition, coverage for flood, earthquake and boiler and machinery (if applicable). Such insurance shall be written on a replacement cost basis in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the foregoing; (iii) Workers' compensation insurance in accordance with statutory laws and employers' liability insurance with a limit of not less than One Hundred Thousand Dollars ($100,000) per employee and Five Hundred Thousand Dollars ($500,000) per occurrence; (iv) Business interruption and/or loss of rental insurance in an amount equivalent to six (6) months Rent and increases in Operating Costs and Property Taxes payable by Tenant hereunder which shall not contain a deductible greater than an amount equal to seventy-two (72) hours of the Rent in effect at such time (or an equivalent amount expressed in dollars) and which shall name Landlord as an additional insured; and (v) Such other insurance as Landlord deems necessary and prudent or required by Landlord's beneficiaries or mortgagees of any deed of trust or mortgage encumbering the Premises.

11.2 The policies required to be maintained by Tenant shall be with companies rated AX or better in the most current issue of Best's Insurance Reports. Insurers shall be licensed to do business in the state in which the Premises are located and domiciled in the USA. Any deductible amounts under any insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Certificates of insurance (certified copies of the policies may be required) shall be delivered to Landlord prior to the Lease Commencement Date and annually thereafter at least thirty (30) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and to Landlord as required by this Lease. Each policy of insurance shall provide notification to Landlord at least thirty (30) days prior to any cancellation or modification to reduce the insurance coverage.

11.3 In the event Tenant does not purchase the insurance required by this Lease or keep the same in full force and effect, Landlord may, but shall not be obligated to, purchase the necessary insurance and pay the premium.
Tenant       shall      repay      to      Landlord      as      additional
rent any and all reasonable expenses (including attorneys' fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain insurance.

12. LANDLORD'S INSURANCE. At all times during the Lease Term, Landlord will maintain (a) fire and extended coverage insurance covering the Building and its improvements in an amount sufficient to prevent Landlord from being a co-insurer under its policies of insurance and providing coverage that is comparable to that carried by owners of similar properties in the Washington, D.C. metropolitan area, and (b) public liability and property damage insurance in an amount customary for properties which are comparable to the Building, determined by Landlord in its sole discretion. Landlord shall also have the right to obtain such other types and amounts of insurance coverage on the Building and Landlord's liability in connection with the Building as are customary or advisable for a first class office building in the Washington D.C.-Suburban Maryland-Suburban Virginia metropolitan area, as determined by Landlord in Landlord's reasonable discretion. Tenant acknowledges and agrees that all premiums for insurance obtained by Landlord pursuant to this Article 12 shall be included within "Other Operating Costs", as such term is defined in Article 9.1.1.2, above.

13. DAMAGE OR DESTRUCTION.

13.1 Damage Repair. If the Premises shall be damaged or rendered untenantable, either wholly or in part, by fire or other casualty, Landlord may, at its option, (i) terminate this Lease effective as of the date of such damage if twenty percent (20%) or more of the useable area of the Premises has been rendered untenantable, or (ii) restore the Premises to their previous condition, subject to Article 13.4 below, and in the meantime the Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof, and this Lease shall continue in full force and effect. If the damage is due, directly or indirectly, to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of Rent, except to the extent Landlord receives proceeds from any applicable insurance policy of Tenant to compensate Landlord for loss of Rent. The provisions of this Article are in lieu of any statutory termination provision allowable in the event of casualty damage.

13.2 Termination Or Material or Uninsured Damages. If the Building shall be destroyed or damaged by fire or other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent that more than twenty percent (20%) thereof is rendered untenantable, or if the Building shall be materially destroyed or damaged to the extent that the restoration of such, in Landlord's sole discretion, is not economical or feasible, or if the Building shall be materially destroyed or damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the Premises may be unaffected directly by such destruction or damage, Landlord may, at its election, terminate this Lease by notice in writing to Tenant within sixty (60) days after such destruction or damage. Such notice shall be effective thirty (30) days after receipt thereof by Tenant.

13.3 Business Interruption. Other than rental abatement as and to the extent provided in Article 13.1, no damages, compensation or claim shall be payable by Landlord for inconvenience or loss of business arising from interruption of business, repair or restoration of the Building or Premises.

13.4 Repairs. Landlord's obligations, should it elect to repair, shall be limited to the base Building, common areas and the interior improvements installed by Landlord. Anything herein to the contrary notwithstanding, (i) if the Premises cannot be restored to their previous condition within 180 days following the casualty, as determined in the reasonable judgment of Landlord's architect, either Landlord or Tenant shall have the right to terminate this lease, and (ii) if the Premises are destroyed or damaged during the last twelve (12) months of the Lease Term, then Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage.

14. MACHINES AND EQUIPMENT: ALTERATIONS
      AND ADDITIONS: REMOVAL OF FIXTURES.

14.1 Tenant shall not place a load upon the floor of the Premises exceeding eighty (80) pounds live load per square foot without Landlord's prior written consent. Business machines, mechanical equipment and materials belonging to Tenant which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed, maintained, isolated, stored and/or vented by Tenant at its sole expense so as to absorb and prevent such vibration, noise, cold, heat or fumes. Tenant will not install or operate in the Premises any electrical or other equipment, other than such equipment as is commonly used in modern offices (specifically excluding mainframe computers), without first obtaining the prior consent in writing of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for excess consumption of water and/or electricity, excess wiring and other similar requirements, and any changes, replacements or additions to any base building system, as may be occasioned by the operation of said equipment or machinery.

14.2 Tenant shall not make or allow to be made any alterations, additions or improvements to or on the Premises without first obtaining the written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, if such alteration, addition or improvement is non-structural in nature and cost less than $5,000.00, Landlord's consent will not be required, provided, however, that Tenant will be required to provide Landlord with written notice detailing the type of alteration. addition or improvement and its cost prior to installing the same. Any such alterations, additions or improvements, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall be made at Tenant's sole expense, according to plans and specifications approved in writing by Landlord, in compliance with all applicable laws, by a licensed contractor, and in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Lease Commencement Date, shall not diminish the value of the Building or the Premises and shall at once become a part of the realty and shall be surrendered with the Premises. Upon the expiration or sooner termination of the Lease Term, Tenant shall, upon written demand by Landlord, at Tenant's sole expense, with due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and repair any damage to the Premises caused by such removal provided that at the time Landlord approved such alteration, addition or improvement, it notified Tenant of this requirement. Tenant shall remove all of its movable property and trade fixtures which can be removed without damage to the Premises at the termination of this Lease, either by expiration of the Lease Term or other cause, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. All items of Tenant's personal property that are not removed from the Premises or the Building by Tenant at the termination of this Lease or when Landlord has the right of reentry, shall be deemed abandoned and become the exclusive property of Landlord, without further notice to or demand upon Tenant. If the Premises are not surrendered as and when aforesaid, Tenant shall indemnify Landlord against all claims, losses, cost, expense (including reasonable attorneys' fees) and liability resulting from the delay by Tenant in so surrendering the same including without limitation any claims made by any succeeding occupant founded on such delay. Tenant's obligation under this Paragraph
14.2 shall survive the expiration or termination of this Lease.

15. ACCEPTANCE OF PREMISES. Except to the extent that Landlord has expressly agreed in this Lease to perform certain tenant improvement work in the Premises and except as otherwise provided for in Article 5.5, Tenant shall be deemed to have accepted the Premises on the Lease Commencement Date in their "as is" condition. Landlord warrants and represents that all mechanical systems (including plumbing sprinklers, heating, ventilation and air conditioning systems) are in good operating condition and repair as of the Lease Commencement Date. If tenant improvements are to be constructed by Landlord in the Premises the acceptance of the Premises by Tenant shall
be             deferred            until             receipt             by
the Tenant of an architect's certificate of readiness certifying that the Premises are ready for occupancy and the granting to Landlord of all approvals necessary to obtain a certificate of occupancy. Within five (5) days after the architect gives such notice Tenant shall make such inspection of the Premises as Tenant deems appropriate and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their condition as of the date of the architect's certificate. If as a result of such inspection Tenant discovers minor deviations or variations from the plans and specifications for Tenant's improvements of a nature commonly found on a "punch list" (as that term is used in the construction industry), Tenant shall promptly notify Landlord of such deviations. The existence of such punch list items shall not postpone the Lease Commencement Date of this Lease nor the obligation of Tenant to pay Rent, additional rent or any other charges due under this Lease. Landlord shall use its best efforts to complete any punch list items on the list of items submitted by Tenant to Landlord within thirty (30) days following Tenants submission of such list. In the event Landlord fails to complete any such punch list items within said thirty (30) day period Tenant shall provide Landlord with written notice of its Failure to do so. Landlord shall have fifteen ( 15) days after receipt of such notice to complete the punch list items identified by Tenant and if it fails to do so in such fifteen ( 15) day period Tenant may complete such punch list items at its expense and bill Landlord for the same. Landlord agrees to reimburse Tenant for all such reasonable cost submitted within thirty (30) days of receiving legitimate invoices from Tenant. Landlord and Tenant hereby agree to execute a Declaration substantially in the form attached hereto as Exhibit B. to confirm the Lease Commencement Date. Failure to execute said Declaration shall not affect the commencement or expiration of the Lease Term.

16. TENANT IMPROVEMENTS. If Landlord has agreed to make any improvement to the Premises, the provisions governing the planning, construction, scope of work and terms of payment shall be set forth in EXHIBIT C, which, if attached hereto, is incorporated herein by this reference.

17. ACCESS. Following reasonable prior notice Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times to inspect the same; to show the Premises to prospective tenants (but only during the last 270 days of the Lease Term) or interested parties such as prospective lenders and purchasers; to exercise its rights under Article 47; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within a reasonable time after written notice from Landlord; to post notices of nonresponsibility and similar notices and "For Sale" signs and to place "For Lease" signs upon or adjacent to the Building or the Premises at any time within twelve (12) months of the expiration of the Lease Term. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, and with reasonable prior notice, Landlord may temporarily close entrances, doors, corridors, elevators or other Facilities without liability to Tenant by reason of such closure. Notwithstanding the above, Tenant shall have twenty-four (24) hour a day access to the Building and the Building's parking lot every day of the year with at least one (l) elevator available at all times.

18. WAIVER OF SUBROGATION. Notwithstanding any other provisions of this Lease to the contrary, Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by any insurance then in force (or then required to be in force pursuant to the provisions of this Lease) even if such loss or damage shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided however that this release shall be applicable and in force and effect only with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair such insurance or prejudice the right of the insured to recover thereunder. Landlord and Tenant agree to use all
reasonable       efforts      to      obtain       a       "waiver       of
subrogation" endorsement as described in the preceding sentence in any all-risk/casualty insurance policy obtained by each of them pursuant to this Lease.

l9. INDEMNIFICATION. Subject to Article 18 of the Lease, each party shall defend, indemnify and save harmless the other against all third party claims. causes of action and/or legal actions brought to recover damages for death or injury to any person or damage or loss of any kind to any property of a third party caused by the negligence or misconduct of such party, its agents or employees but only to the extent same are not covered by the policies of insurance which the other is required to carry hereunder. This indemnity shall survive this lease, and shall include indemnification of the expense of defending such claims (including reasonable attorney's fees) and the indemnifying party shall have the right to designate counsel for the indemnified party in accordance with the requirements of the applicable liability insurance policy.

20. ASSIGNMENT AND SUBLETTING.

20.1 Landlord's Consent. Tenant shall not assign, encumber, mortgage, pledge or license the Premises or this Lease or sublease all or any part of the Premises, or permit the use of the Premises by any party other than Tenant, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. When Tenant requests Landlord's consent to such assignment or sublease, it shall notify Landlord in writing at least thirty (30) days prior to the commencement date of the proposed sublease or assignment, of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide financial information (including financial statements) of the proposed assignee or subtenant. Tenant shall also provide Landlord with a copy of the proposed sublet or assignment agreement. Landlord shall have the option (to be exercised within thirty (30) days after Landlord's receipt of Tenant's request with all required information included) to (i) grant its consent to such proposed assignment or subletting. or (ii) to deny its consent to such proposed assignment or subletting or (iii) terminate this Lease effective as of the commencement date stated in the proposed assignment or if a sublease to terminate this Lease solely as to the portion proposed to be subleased. If Landlord shall not exercise its option within the time set forth above its consent to any proposed assignment or sublease shall be deemed to not have been given.

20.2 Approved Subleases and Assignments. If Landlord approves an assignment or sublease as herein provided Tenant shall pay to Landlord, as additional rent due under this Lease, one half of the difference if any between the Rent plus increases in Operating Costs and Property Taxes payable by Tenant hereunder allocable to that part of the Premises affected by such assignment or sublease pursuant to this Lease subtracted from the rent and any additional rent payable by the assignee or subtenant to Tenant. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this Article and all subsequent assignments or subleases may be made only with the prior written consent of Landlord. An assignee of Tenant at the option of Landlord shall become directly liable to Landlord for all obligations of Tenant hereunder but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Any assignment or sublease without Landlord's prior written consent shall be void and shall at the option of the Landlord constitute a default under this Lease. Tenant shall pay to Landlord a Two Hundred Fifty and no/100ths Dollars ($250.00) processing fee which shall accompany any proposed assignment or sublease delivered by Tenant to Landlord and shall in addition reimburse Landlord for Landlord's reasonable attorneys fees and out-of-pocket expenses incurred in connection with Landlord's review of such sublease or assignment.

20.3 Tenant Affiliate. Anything in this Lease to the contrary notwithstanding, the consent of the Landlord need not be obtained if the assignment or sublease is to a parent subsidiary or affiliate of the Tenant. In addition, Tenant shall have the right to transfer and assign this Lease without Landlord's consent to any person or entity acquiring all or substantially all of the stock of Tenant or all of the assets of Tenant by purchase, merger, consolidation or otherwise, provided that (i) Landlord
receives                                                                 at
least thirty (30) days' prior written notice thereof (accompanied by the successor s financial statements) (ii) such successor executes an agreement expressly assuming Tenant's obligations hereunder including but not limited to the LOC and (iii) the surviving entity has overall financial viability that is comparable to or better than the overall financial viability of Tenant, in Landlord's sole and reasonable discretion. The sale in a public offering of all or a portion of the voting stock of Tenant will not be deemed an assignment requiting Landlord's consent. Tenant shall be obligated to provide written notice to Landlord of any sublease or assignment even in the event that Landlord's consent is not required for such sublease or assignment. Landlord further acknowledges that the Premises may be occupied by a parent, subsidiary or affiliate of Tenant ("Tenant Affiliate") and their employees and that such use of the Premises shall not be considered an assignment or sublease. Any of Landlord's representations warranties covenants agreements guarantees and indemnities made for the benefit of Tenant or any rights or privileges granted by landlord to Tenant shall also inure to the benefit of such Tenant Affiliate and its employees.

21. ADVERTISING. Tenant shall not display any sign, graphics, notice, picture or poster, or any advertising matter whatsoever anywhere in or about the Premises or the Building at places visible from anywhere outside or at the entrance to the Premises without first obtaining Landlord's written consent thereto such consent to be at Landlord's sole discretion. Tenant shall be responsible to maintain any permitted signs and remove the same at Lease termination. If Tenant shall fail to do so, Landlord may do so at Tenant's cost. Tenant shall be responsible to Landlord for any damage caused by the installation, use, maintenance or removal of any such signs.

22. LIENS. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Landlord within thirty (30) days after the earlier of imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Promises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before commencement of any such work. If Tenant fails to remove any lien within the prescribed thirty
(30) day period then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount including attorneys' fees and costs, shall be deemed additional rent.

23. DEFAULT.

23.1 Tenant's Default. A default under this Lease by Tenant shall exist if any of the following occurs:

23.1.1 If Tenant fails to pay Rent, additional rent or any other sum required to be paid hereunder within five (5) days of receiving written notice that the same is due whether or not demand shall have been made for the same; or

23.1.2 If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money to Landlord as set forth in Article 23.1.1 above and Tenant fails to cure such breach within twenty
(20) days after written notice from Landlord where such breach could reasonably be cured within such twenty (20) day period; provided however, that were such failure could not reasonably be cured within the twenty (20) day period, that Tenant shall not be in default if it commences such performance within the twenty (20) day period and diligently thereafter prosecutes the same to completion, such grace period not to exceed a maximum of forty (40) days in the aggregate and no such grace period to be permitted in the event of any one or more of the following: (i) there exists a risk of prosecution of the Landlord (ii) there exits a reasonable possibility of danger to the health or safety of the Landlord, the Tenant, Tenant's invitees or any other occupants of, or visitors to, the Building
(iii) the default relates to the maintenance of insurance obligations (iv) the default relates to the assignment and subletting provisions and (v) the default relates to a violation of Article 5.2 of this Lease; the determination as to whether or not any such conditions exist to be made in Landlord's sole discretion; and

23.1.3 If Tenant or any guarantor of this Lease shall (i) make an assignment for the benefit of creditors (ii) acquiesce in a petition in any court in any bankruptcy reorganization composition extension or insolvency proceedings, (iii) seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of any guarantor of this Lease and of all or any part of Tenant's or such guarantor's property (iv) file a petition seeking an order for relief under the Bankruptcy Code, as now or hereafter amended or supplemented, or by filing any petition under any other present or future federal, state or other statute or law for the same or similar relief or (v) fail to win the dismissal, discontinuation or vacating of any involuntary bankruptcy proceeding within ninety (90) days after such proceeding is initiated; or

23.1.4 If Tenant shall have abandoned the Premises and fails to pay Rent, additional rent or any other sum required to be paid hereunder; or

23.1.5 The chronic delinquency by Tenant in the payment of monthly Rent or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent or any other periodic payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency at Landlord's option Landlord shall have the additional right to require that Rent be paid by Tenant quarter-annually in advance.

23.2 Remedies. Upon a default, Landlord shall have the following remedies in addition to all other rights and remedies provided by law or otherwise provided in this Lease any one or more of which Landlord may resort cumulatively, consecutively, or in the alternative:

23.2.1 Landlord may continue this Lease in full force and effect and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease and Landlord shall have the right to collect Rent, additional rent and other charges when due.

23.2.2 Landlord may terminate this Lease or may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect in which event Landlord may (but shall not be obligated to) relet the Premises or any part thereof. Upon the giving of a notice of the termination of this Lease, this Lease (and all of Tenant's rights hereunder) shall immediately terminate, provided that without limitations Tenant's obligation to pay Rent increases in Operating Costs, increases in Property Taxes and any damages otherwise payable under this Article 23 shall survive such termination and shall not be extinguished thereby. Upon the giving of a notice of the termination of Tenant's right of possession all of Tenant's rights in and to possession of the Premises shall terminate but this Lease shall continue subject to the effect of this Article 23. Upon either such termination, Tenant shall surrender and vacate the Premises in the condition required by Article 25 and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of the Tenant's subtenants assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this Article shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Rent, additional rent or other sum previously accrued or thereafter accruing against Tenant. all of which shall expressly survive such termination. Upon such termination, Tenant shall be liable immediately to Landlord for all reasonable and customary costs Landlord incurs in attempting to relet the Premises or any part thereof including without limitation broker's commissions, expenses of
cleaning                          and                          redecorating
the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Lease Term. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a constructive or other termination of Tenant's right to possession or of this Lease either of which may be effected solely by an express written notice from Landlord to Tenant. On termination Landlord has the right to remove all Tenant's personal property and store same at Tenant's cost and to recover from Tenant as damages:

(a) The worth at the time of award of unpaid Rent, additional rent and other sums due and payable which had been earned at the time of termination; plus

(b) The worth at the time or award of the amount by which the unpaid Rent, additional rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus

(c) The worth at the time of award of the amount by which the unpaid Rent, additional rent or other sums due and payable for the balance of the Lease Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus

(d) Any other amount necessary is to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including without limitation any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining repairing preserving restoring replacing cleaning altering or rehabilitating the Premises or a portion thereof; including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) Or any other costs necessary or appropriate to relet the Premises; plus

(e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State in which the Premises are located.

The "worth at the time of award" of the amounts referred to in Articles 23.2.2(a) and (b) is computed by allowing interest at the maximum interest rate allowed by law on the unpaid rent and other sums due and payable from the termination date through the date of award. In lieu of the amounts recoverable by Landlord pursuant to clauses (b) and (c) of this Article
23.2.2 above but in addition to the amounts specified in clauses (a), (d), and (e) (or any other portion of this Article 23) Landlord may at its sole election recover "Indemnity Payments " as defined hereinbelow from Tenant. For purposes of this Lease "Indemnity Payments" means an amount equal to the Rent and other payments provided for in this Lease which would have become due and owing thereunder from time to time during the unexpired
Lease Term after the effective date of the termination but for such termination less the Rent and other payments if any actually collected by a Landlord and allocable to the Premises. If Landlord elects to pursue Indemnity Payments in lieu of the amount recoverable under clauses (b) and
(c) above, Tenant shall on demand make Indemnity Payments monthly, and Landlord may sue for all Indemnity Payments at any time after they accrue either monthly or at less frequent intervals. Tenant further agrees that Landlord may bring suit for Indemnity Payments at or alter the end of the Lease Term as originally contemplated under this Lease and Tenant agrees that in such event Landlord's cause of action to recover the Indemnity Payments shall be deemed to have accrued on the last day of the Lease Term as originally contemplated. In seeking any new tenant for the Premises, Landlord shall be entitled to grant any concessions it deems reasonably necessary. In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Tenant waives redemption or relief from forfeiture under any other present or future law in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder. Landlord agrees to make reasonable efforts to mitigate its damages.

23.2.3 Landlord may, with or without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Article shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

23.2.4 Tenant on its own behalf and on behalf of all persons claiming through or under Tenant including all creditors does hereby specifically waive and surrender any and all rights and privileges so far as is permitted by law which Tenant and all such persons might otherwise have under any present or future law (1) to the service of any notice to quit or of Landlord's intention to re-enter or to institute legal proceedings which notice may otherwise be required to be given (2) to redeem the Premises (3) to re-enter or repossess the Premises (4) to restore the operation of this Lease with respect to any dispossession of Tenant by judgment or warrant of any court or judge or any , re-entry by Landlord or any expiration or termination of this Lease whether such dispossession re-entry expiration or termination shall be by operation of law or pursuant to the provisions of this Lease (5) to the benefit of any law which exempts property from liability for debt or for distress for rent or (6) to a legal by jury in any claim action proceeding or counter-claim arising out of or in any way connected with this Lease.

24. SUBORDINATION.

24.1 Subject to the terms of Article 24.2. below, this Lease is and shall at all times be and remain subject and subordinate to the lien of any mortgage, deed of trust ground lease or underlying lease now or hereafter in force against the Premises and to all advances made or hereafter to be made upon the security thereof: Tenant shall execute and return to Landlord any documentation requested by Landlord in order to confirm the foregoing subordination within fifteen (15) days after Landlord's written request. If Tenant does not provide Landlord with such subordination documents within fifteen (15) days after Landlord's written request, then Tenant hereby authorizes Landlord to execute such subordination documents acting as duly authorized agent for Tenant. In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord coveting the Premises Tenant shall attorn to the purchaser at any such foreclosure or to the grantee of a deed in lieu of foreclosure and recognize such purchaser or grantee as the Landlord under this Lease. Tenant agrees that no mortgagee or successor to such mortgagee shall be (i) bound by any payment of Rent or additional rent for more than one (1) month in advance (ii) bound by any amendment or modification of this Lease made without the consent of Landlord's mortgagee or such successor in interest (iii) liable for damages for any breach. act or omission of any prior landlord, or (iv) subject to any claim of offset or defenses that Tenant may have against any prior landlord.

24.2. In the event Landlord desires to obtain a subordination agreement from Tenant pursuant to Article 24.1 Landlord shall ensure that any future mortgagees or beneficiary of any future deed of trust shall execute a Subordination, Non-Disturbance and Atonement Agreement in such mortgagee's or beneficiaries' standard form which shall provide inter alia that so long as Tenant is not in Default hereunder such mortgagee shall recognize this Lease and not disturb Tenant's right of possession and other rights hereunder in the event of a foreclosure of such mortgagee.

25. SURRENDER OF POSSESSION.

Upon expiration of the Lease Term, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and
tear         excepted         all         to         the         reasonable
satisfaction of Landlord. If the Premises are not surrendered in accordance with the terms of this Lease, Tenant shall indemnify Landlord and its agent, employees, independent contractors, officers, directors, partners and shareholders against any loss or liability including reasonable attorneys' fees and costs and including liability to succeeding tenants resulting from delay by Tenant in so surrendering the Premises. This indemnification shall survive termination of this Lease.

26. NON-WAIVER. Waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term covenant. or condition(s) or any subsequent breach of the same or any other term covenant or condition of this Lease other than the failure of Tenant to pay the particular rental so accepted. regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

27. HOLDOVER. If Tenant shall, without the written consent of Landlord, hold over after the expiration of the Lease Term, Tenant shall be deemed a tenant at sufferance, which tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to pay to Landlord, each month, damages equal to the greater of the fair market rental value for the Premises or one hundred fifty percent (150%) of the Rent and additional rent payable by Tenant for the last month of the Lease Term. Tenant shall give to Landlord thirty (30) days prior written notice of any intention to quit the Premises. Tenant shall be entitled to thirty
(30) days prior written notice to quit the Premises, except in the event of non-payment of rent in advance or the breach of any other covenant or the existence of a default, or upon expiration of the Lease Term as provided herein, in which event Tenant shall not be entitled to any notice to quit, the usual notice to quit being hereby expressly waived.

28. CONDEMNATION. If thirty percent (30%) or more of the Premises or of such portion of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain or sale under threat of condemnation by emblem domain, this Lease shall automatically terminate as of the date title vests in the condemning authority, and all Rent, additional rent, and other payments shall be paid to that date. Landlord reserves all rights to damages to the Premises for any partial or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right
Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of Tenant's leasehold interest or for interference with Tenant's business. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which Tenant may incur for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest).

29. NOTICES. All notices and demands which may be required or permitted to be given to either party hereunder shall be in writing, and shall be delivered personally or sent by United States certified mail, postage prepaid, return receipt requested, or by Federal Express or other reputable overnight carrier, to the addresses set out in Article 1.6, and to such other person or place as each party may from time to time designate in a notice to the other. Notice shall be deemed given upon the earlier of actual receipt, refusal of delivery or on the date which is four (4) days after the date of mailing.

30. MORTGAGEE PROTECTION. Tenant agrees to give any mortgagee(s) and/or trust deed holder(s), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) and/or trust deed holder(s) shall have an additional thirty
(30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure
proceedings,                 if                necessary                 to
effect such cure, not to exceed ninety (90) days in the aggregate), in which event Tenant shall not have the right to pursue any claim against Landlord, such mortgagee and/or such trust deed holder(s), including but not limited to any claim of actual or constructive eviction so long as such remedies are being so diligently pursued.

31. MUTUAL COSTS AND ATTORNEYS' FEES. If either party hereto shall bring any action against the other party, arising out of any breach of this Lease, including any suit by Landlord for the recovery of Rent, additional rent or other payments hereunder, or for possession of the Premises, or any suit by Tenant to enforce its rights under this lease, then the breaching party shall pay to the non-breaching party a sum equal to the non-breaching party's reasonable attorneys' fees and costs in such suit, at trial or on appeal, and such attorneys' fees and costs shall be deemed to have accrued on the commencement of such action.

32. BROKERS. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Barnes Morris Pardoe & Foster (Landlord's Broker) and The Fred Ezra Company (Tenant's Broker) in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including reasonable attorneys fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease. Landlord agrees to pay the leasing commissions due to the Landlord's Broker and the Tenant's Broker in accordance with the terms of separate agreements.

33. LANDLORD'S LIABILITY AND DEFAULT. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of the Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only the Landlord's interest in the Premises and Building, as the same may, from time to time, be encumbered and no personal liability shall at anytime be asserted or enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease. In addition, in no event shall Landlord be in default of this Lease unless Tenant notifies Landlord of the precise nature of the alleged breach by Landlord, and Landlord fails to cure such breach within fifteen (15) days after the date of Landlord's receipt of such notice (provided that if the alleged breach is of such a nature that it cannot reasonably be cured within such fifteen (15) day period, then Landlord shall not be in default if Landlord commences a cure within such fifteen (15) day period and diligently thereafter prosecutes such cure to completion). In no event shall Tenant have any right to terminate this Lease by virtue of any uncured default by Landlord. In the event Tenant obtains a final, non-appealing monetary judgment against the Landlord during the term of this Lease and as a result of Landlord's default under this Lease, Tenant shall have the right to off-set the amount of such monetary judgment against Rent thereafter coming due under the Lease.

34.  ESTOPPEL CERTIFICATES. Tenant shall, from time to time, within fifteen
(15) days of Landlord's written request, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date the Lease was executed and the date it expires; the date the Tenant entered occupancy of the Premises; the amount of Rent, additional rent and other charges due hereunder and the date to which such amounts have been paid; that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by the Landlord have been satisfied (or specifying any such conditions that have not been satisfied); that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or specifying any such contributions that
have        not       been       received);       that       on        this
date there are no existing defenses or offset which the Tenant has against the enforcement of this Lease by the Landlord; that no Rent has been paid more than one (1) month in advance; that no security has been deposited with Landlord (or, if so. the amount thereof); or any other matters evidencing the status of the Lease, as may be reasonably required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage against the Building, or a purchaser of the Building. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant fails to respond within fifteen (15) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

35. FINANCIAL STATEMENTS. Within five (5) days after Landlord's request, but in no event more than once in any calendar year, Tenant shall deliver to Landlord the current financial statements of Tenant, and financial statement of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Landlord acknowledges that such statements have been provided by Tenant for its fiscal years 1994, 1995 and the first six (6) months of 1996.

36. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer(s) of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee.

37. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money, other than Rent and additional rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and (except in the event of emergency in which case no grace or cure period shall be applicable or required) such failure shall continue for ten (10) days after written notice thereof, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Article as in the case of default by Tenant in the payment of Rent. All sums paid by Landlord and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant within ten (10) days after written notice of such payment by Landlord, together with interest thereon at the maximum rate of interest permitted by law from such date to the date of payment.

38. SUBSTITUTED PREMISES. INTENTIONALLY DELETED

39. SALES AND AUCTIONS. Tenant may not display or sell merchandise outside the exterior walls and doorways of the Premises and may not use such areas for storage. Tenant agrees not to install any exterior lighting, amplifiers or similar devices in or about the Premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceedings.

40. NO ACCESS TO ROOF. Tenant shall have no right of access to the roof of the Premises or the Building and shall not install repair or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Notwithstanding the foregoing subject to Landlord's approval, at any point during the Lease Term or Extension Period Tenant shall have the right to install a roof mounted antenna(s) and/or satellite dish so long as the equipment does not have a detrimental impact on the structural integrity of the Building's roof system the Building's structure or the aesthetics of the Building.

41. SECURITY. Tenant hereby agrees to the exercise by Landlord and its agents and employees, within their sole discretion of such security measures as it deems necessary for the Building.

42. AUTHORITY OF LANDLORD AND TENANT.

42.1 If Tenant is a corporation or partnership, each individual executing this Lease on behalf of said corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation or partnership, and that this Lease is binding upon said corporation or partnership.

42.2 If Landlord is a corporation or partnership, each individual executing this Lease on behalf of said corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation or partnership, and that this Lease is binding upon said corporation or partnership.

43. NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum and to pursue any other remedy provided in this Lease.

44. MODIFICATION FOR LENDER. INTENTIONALLY OMITTED.

45. PARKING. Tenant shall have the right to park in the Building parking Facilities in common with other tenants of the Building upon such reasonable terms and conditions, as established by Landlord at any time during the term of this Lease. Tenant agrees that it will utilize no more than 140 parking spaces of which 10 will be designated as reserved spaces and will not overburden the parking facilities and agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants and to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate provided such reconfiguration or modification does not materially affect Tenant's access to the parking facility or reduce the total number of Tenant's parking spaces.

46. GENERAL PROVISIONS.

46.1 Acceptance. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a fully signed copy to Tenant.

46.2 Joint Obligation. If there be more than one Tenant the obligations hereunder imposed shall be joint and several.

46.3 Marginal Headings. Etc. The marginal headings Table of Contents, lease summary sheet and titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

46.4 Choice of Law This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located (without regard to the choice of law and/or conflict of law principles applicable in such State).

46.5 Successors and Assigns. The covenants and conditions herein contained subject to the provisions as to assignment, Cure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

46.6 Recordation. Except to the extent otherwise required by law neither Landlord nor Tenant shall record this Lease. but a short-form memorandum hereof may be recorded at the request of Landlord.

46.7 Quiet Possession. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants. conditions and provisions on Tenant's part to be observed and performed hereunder Tenant shall have quiet possession to the Premises for the Lease Term hereof; free from any disturbance or molestation by Landlord or anyone claiming by, through or under Landlord but in all events subject to all the provisions to this Lease. Landlord represents and warrants that they have good and marketable title to the real property on which the building is located. Landlord has delivered to Tenant a copy of the most current Title Report (and copies of all exceptions noted therein) in Landlord's possession prior to execution of this Lease.

46.8 Inability to Perform. This Lease and the obligations of the parties hereunder shall not be affected or impaired because either party is unable to fulfill any of its obligations hereunder or is delayed in doing so and Landlord's and Tenant's obligations shall be excused during the period in which either of them is unable to fulfill its obligations (except for Tenant's obligation to pay Rent and additional Rent hereunder), if and to the extent such inability or delay is caused by reason of strike, labor troubles, acts of God. or any other cause beyond the reasonable control of the Landlord and/or the Tenant.

46.9 Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision(s) shall remain in full force and effect.

46.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

46.11 Entire Agreement. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements oral or otherwise between the parties not embodied herein shall be of any force or effect.

46.12 Survival. All indemnities set forth in this Lease shall survive the expiration or earlier termination of this Lease.

46.13 Consents. If any provision of this Lease subjects any action, inaction, activity or other right or obligation of Tenant to the prior consent or approval of Landlord, Landlord shall be deemed to have the right to exercise its sole and unfettered discretion in determining whether to grant or deny such consent or approval, unless the provision in question states that Landlord's consent or approval "shall not be unreasonably withheld" in which event Landlord's consent shall be subject to Landlord's sole, but reasonable, discretion.

46.14 Saving Clause. In the event (but solely to the extent) the limitations on Landlord's liability set forth in Article 8.2 of this Lease would be held to be unenforceable or void in the absence of a modification holding the Landlord liable to Tenant or to another person for injury, loss, damage or liability arising from Landlord's omission, fault, negligence or other misconduct on or about the Premises or other areas of the Building appurtenant thereto or used in connection therewith and not under Tenant's exclusive control then such provision shall be deemed modified as and to the extent (but solely to the extent) necessary to render such provision enforceable under applicable law. The foregoing shall not affect the application of Article 33 of this Lease to limit the assets available for execution of any claim against Landlord.

46.15 Reservation. Nothing herein set forth shall be deemed or construed to restrict Landlord from making any modifications to any of the parking and/or common areas serving the Building and/or Premises as of the date of execution hereof, and Landlord expressly reserves the right to make any modifications to such areas as Landlord may deem appropriate including but not limited to, the addition or deletion of temporary and/or permanent improvements therein, provided that such modifications do no materially adversely affect the Tenant, provided however that Landlord shall not limit Tenant's access to the parking spaces referenced in Article 45.

47. RULES AND REGULATIONS. Tenant agrees to comply with the Rules and Regulations attached hereto as Exhibit D and with any reasonable additions thereto and modifications thereof adopted from time to time by Landlord and delivered to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants of the Building.

48. LANDLORD'S LIEN. INTENTIONALLY OMITTED.

49. WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease, or the use and occupancy of the Premises. If Landlord commences any summary proceeding for non-payment of Rent, Tenant will not interpose (and waives the right to interpose) any counterclaim in any such proceeding, unless the counterclaim is compulsory and must be asserted by Tenant or would otherwise be barred if not asserted.

50.0 RENEWAL OPTION.

50.1 As long as Tenant is not in material or monetary default of this Lease and Tenant is still in occupancy of a substantial portion of the Premises, Tenant shall have and is hereby granted the option (the 'Extension Option") to extend the Term for one (1) period of five (5) additional Lease Years (referred to as the `'Extension Period") provided Tenant gives written notice to Landlord of its election to exercise such extension at least eight (8) months prior to the expiration of the last day of the original
Term. The initial Lease Term and any succeeding renewal term shall be collectively the "Lease Term".

50.2 All terms and conditions of this Lease including without limitation all provisions governing the payment of Additional Rent shall remain in full force and effect during the Extension Period, except the (1) Base Rent payable upon the commencement of each Extension Period shall be ninety-five percent (95%) of the respective prevailing market rental rate (incorporating market concessions such as rent abatement) with respect to comparable space in comparable buildings in Gaithersburg, Maryland (the "Current Market Rental Rate") at the time of the commencement of the Extension Period (2) for purposes of computing the annual adjustments or escalations to the basic Rent during the Extension Period, such escalations shall be determined based upon then existing market conditions applicable to the leasing of comparable space in comparable buildings in the vicinity of the Building and (3) a security deposit may be required, the amount of which will be based on then current market standards taking into account Landlord's total procurement costs and Tenant's financial standing based on then current financial statements. Landlord and Tenant shall negotiate in good faith to determine the amount of basic Rent and annual escalations applicable during the Extension Period within seventy-five (75) days of the date of the Landlord's receipt of Tenant's written notice of its election to exercise the Extension Option provided for under this Article 50. In addition to the foregoing, the base year for increases in real estate taxes and operating expenses shall be the first (1st) calendar year of the Extension Period.

50.3 In the event Landlord and Tenant are unable to agree upon the Basic Rent for any such Extension Period within said seventy-five (75) day period, then the Basic Rent for such Extension Period shall be based upon ninety-five percent (95%) of the Current Market Rental Rate determined by a board of three (3) licensed real estate brokers, one of whom shall be named by Landlord, one by Tenant and the two so appointed shall select a third.

Each member of the board of brokers shall be licensed in Maryland as a real estate broker, specializing in the field of commercial office leasing in the Gaithersburg area of Maryland, having no less that ten (10) years experience in such field and recognized as ethical and reputable within the field. Landlord and Tenant agree to make their appointments promptly within five (5) days after the expiration of the seventy-five (75) day period or sooner if mutually agreed upon. The two (2) brokers selected by Landlord and Tenant shall promptly select a third broker within ten (10) days after they both have been appointed and each broker within fifteen (15) days after the third broker is selected shall submit his or her determination of the said Current Market Rental Rate. The Current Market Rental Rate shall be the determination of the broker that is not the highest or the lowest (or if two brokers reach an identical determination the determination of such two brokers). Landlord and Tenant shall each pay the fee of the broker selected by it and they shall equally share the payment of the fee of the third broker.

50.4. Landlord, at Landlord's expense, will repaint the Premises with two coats of paint and retile and/or recarpet the Premises with a comparable quality material as initially installed at the beginning of the original Lease Term.

51.0 RIGHT OF FIRST REFUSAL.

51.1 Subject to the terms of this Article 51, Landlord hereby grants to Tenant a continuing right of first refusal (the "Right of First Refusal") to lease any contiguous space on the first (1st) and third (3rd) floors (hereinafter the "Refusal Space").

51.2 Landlord agrees not to lease any Refusal Space without first obtaining a letter of intent (the "LOI"). In the event a prospective tenant executes an LOI to lease a Refusal Space, Landlord shall deliver written notice of such letter of intent to Tenant (the "Refusal Notice"), outlining the material terms of the LOI, but with any terms relating to the buildout allowance or similar lease concessions being prorated to reflect the reduced term applicable under this Article 51. The Refusal Notice shall specify the lease term which would be applicable to the Refusal Space, which, regardless of the lease term stated in the LOI, shall be coterminous with the Lease Term of the initially leased Premises (which expires on the date specified in Article 1.3 of this Lease). Tenant shall thereupon have the right: (i) to exercise its Right of First Refusal for such Refusal Space by written notice to Landlord ("Tenant's ROFR Election"), which shall be delivered no later than five (5) days after Tenant's receipt of the Refusal Notice, and which shall state Tenant's agreement to lease the Refusal Space upon all of the terms and conditions set forth in the Refusal Notice (except for the lease term) and in accordance with this Article 51; or (ii) to decline to exercise its Right of First Refusal for such Refusal Space.

51.3 If Tenant exercises its Right of First Refusal as and when provided above, then Tenant and Landlord shall execute an Amendment to this Lease in accordance with this Article 51.3. Within five (5) days after Landlord's receipt of Tenant's ROFR Election, Landlord shall prepare and deliver to Tenant an Amendment to this Lease (the "Amendment") which brings the Refusal Space under the terms and conditions of the Lease, using the legal terms set forth in the Lease, but modifying the business terms as necessary to conform to all of the business terms and conditions set forth in the Refusal notice (which shall conform to all of the business terms and conditions of the LOI, except as same may be prorated as set forth in
Article 51.2, above). Tenant shall execute and deliver the Amendment to Landlord within five (5) business days after Tenant's receipt of the Amendment prepared in accordance with the foregoing requirements. Should Tenant exercise its Right of First Refusal, the terms and conditions shall be exactly as those identified in the third party offer, subject to credit review by the Landlord. Notwithstanding the above, if Tenant exercises this Right of Refusal or requests to lease available space (not previously offered) during the first twelve (12) months of the Lease Term, the monthly rent for the space shall be Tenant's then current rent with a tenant
improvement                                                       allowance

51.4 equal to the pro rata portion of the expenditures for the Leasehold Improvements for the original Premises.

51.5 If tenant fails or declines to exercise its Right of First Refusal within the requisite time periods in accordance with this Article 51 with respect to a particular Refusal Space, or if Tenant fails or declines to execute and deliver the Amendment for a Refusal Space within the requisite time period after Tenant exercises its Right of First Refusal, then: (i) Tenant shall be deemed to have rejected the Refusal Space designated in the Refusal Notice, and (ii) Tenant's Right of First Refusal with respect to that particular Refusal Notice shall thereafter be null and void and of no further force and effect, and (iii) Landlord shall have the right to lease the Refusal Space to any third party upon those terms and conditions which Landlord deems appropriate in its sole and exclusive discretion, without any further notification to Tenant, provided however, that if such terms and conditions are changed materially from those outlined in the Refusal Notice, Landlord will be obligated to re-offer the Refusal Space to Tenant in accordance with Article 51.2 above. The foregoing, however, shall not extinguish Tenant's Right of First Refusal with respect to any Refusal Space which subsequently becomes available for lease and which would otherwise be subject to this Article 51.

51.6      Time is of the essence of this Article 51.

52. BUILDING SIGNAGE

Landlord shall grant to Tenant the exclusive right to install a building sign on the exterior of the Building provided the following conditions are met: (i) No other single tenant leases all of the remaining space in the Building; (ii) Landlord shall have the right to provide a monument sign located on the grounds of the Building to another tenant (s); (iii) such building sign shall be placed in a location mutually acceptable to Landlord and Tenant, preferably on the upper facade of the Building facing Quince Orchard Road, and shall comply with all local codes, ordinances and governmental rule; (iv) the size and design of such building sign shall be mutually acceptable to Landlord and Tenant; and (v) all costs associated with the fabrication of Tenant's building sign, its installation, its removal, and any damage caused to the Building's facade as a result of such installation, removal or presence shall be the responsibility of the Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, in triplicate, on the day and year first above written.

TENANT:                                 LANDLORD:

AMERICAN COMPUTER AND                   PRINCIPAL MUTUAL LIFE INSURANCE
ELECTRONICS CORPORATION                 COMPANY

By:   /s/ Kimberly R. Schulze           By:  /s/ Timothy E. Minton
Printed Name:  Kimberly R. Schulze      Printed Name:  Timothy E. Minton
Its:  Director of Real Estate           Its:  Director
                                               Commercial Real Estate
Reporting

                                        By:  /s/ Kurt D. Schaeffer
                                        Printed Name:  Kurt D. Schaeffer
                                        Its:  Assistant Director
                                               Commercial Real Estate

                                 EXHIBIT B

                     DECLARATION OF LEASE COMMENCEMENT

Attached to and made part of the Lease dated the ______day of _____________, 1996, entered into by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY and American Computer & Electronics Corporation, a Maryland corporation, as Tenant.

Landlord and Tenant do hereby declare that (a) the Commencement Date is hereby established to be ________________ and the term of this Lease shall terminate on ______________. This Lease is in full force and effect as of the date hereof, Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to such date, and Tenant has no right of setoff against any rentals.

WITNESS:                           LANDLORD:


                                   PRINCIPAL MUTUAL LIFE
                                   INSURANCE COMPANY



_____________________________      By:______________________________
                                   Printed Name:
                                   Its:


WITNESS:                           TENANT:

                                   AMERICAN COMPUTER &
                                   ELECTRONICS CORPORATION




_____________________________      By:______________________________
                                   Printed Name:
                                   Its:

                                 EXHIBIT C

                              WORK AGREEMENT

A. LEASEHOLD IMPROVEMENTS Landlord, at its expense, except as otherwise provided in this Work Agreement, shall furnish install in or for the benefit of the Demised Premises, the improvements ("Leasehold Improvements") described in Schedule C-1 and Schedule C-2 attached to this Exhibit C and hereby incorporated. All architectural and engineering work for such Leasehold Improvements and any required occupancy or building permits for the Demised Premises shall also be provided at Landlord's expense.

B.   TENANT'S PLAN

     1.   Plans and Specifications

          (a) Landlord and Tenant hereby acknowledge and agree that they have approved the Space Plan attached hereto as Schedule C-1. Landlord shall deliver to Tenant for its review and approval complete working drawings and specifications for the Leasehold Improvements (collectively, the "Tenant's Plan"), showing thereon the information necessary to construct Leasehold Improvements; provided, however, (i) Tenant shall have five (5) business days from receipt thereof within which to comment on such Tenant's Plan, absent which such Tenant's Plan shall be conclusively deemed approved, and (ii) if the Tenant's Plan is prepared in accordance with the Space Plan, then Tenant shall be required to give its approval thereof. Landlord shall then construct and install the Leasehold Improvements substantially in accordance with the approved Tenant's Plan.

          (b) If Tenant disapproves any matters shown on the Tenant's Plan which are not in conformity with the description of the Leasehold Improvements pursuant to Schedule C-l, Landlord and Tenant shall negotiate in good faith to resolve any disputes regarding such matters, and Landlord shall revise its Tenant's Plan based upon any revisions agreed upon by Landlord and Tenant in writing. Tenant may request additional items be included in the Tenant's Plan that are not on the Space Plan; provided, however, (i) such items shall be subject to Landlord's prior approval (which shall not be unreasonably withheld), (ii) Tenant shall pay the cost thereof (including payment for all architectural and engineering costs and related design expenses resulting from such changes), and (iii) any and all delays in the completion of the Demised Premises resulting from any such changes shall be deemed a Tenant Delay. Landlord shall provide Tenant with its best estimate of the cost for such additional items and any delays created by their inclusion in Tenant's Plan, for approval by Tenant, before proceeding with any such changes. Tenant may, at its option, elect to have said changes performed by its own contractor.

     2. Base Building Changes. If Tenant requests, after the mutual approval of the Tenant's Plan, work to be done in the Demised Premises or for the benefit of the Demised Premises that necessitates revisions or changes in the design or construction of the base Building or Building systems, such changes shall be subject to the prior written approval of Landlord, and Tenant shall be responsible for all costs and Tenant Delay resulting from such design revisions or construction changes, including architectural and engineering charges, and any special permits or fees attributed thereto. Before Landlord shall order such design and/or construction changes to be made, Tenant shall pay to Landlord the actual costs of such changes.

     3. Tenant Delay. Landlord may, from time to time, permit Tenant to choose certain materials or colors for the Leasehold Improvements from among those offered by Landlord; in which case, Tenant shall respond to such choices within forty-eight (48) hours of Landlord's request therefor. Each day that Tenant fails to respond to such request after such forty-eight (48) hour period shall be deemed a day of Tenant Delay. Additionally, each day that Tenant fails to comment. approve or disapprove the Tenant's Plan beyond the date required hereunder shall be deemed a day of Tenant Delay. The foregoing items of

Tenant Delay are in addition to, not in lieu of, the items of Tenant Delay set forth in Article 2 of the Lease.

C.   CONSTRUCTION

     1. By Landlord. Landlord agrees to construct the Leasehold Improvements substantially in accordance with the Tenant's Plan. Such work shall be performed in a good and workmanlike manner, in compliance with all laws, ordinances, codes and regulations applicable thereto, and utilizing new materials. All Building HVAC, fire and safety code requirements and Americans with Disabilities Act modifications (including but not limited to sprinklers and exit signs) shall be installed and/or relocated as required by Tenant's final plans, at Landlord's expense. Landlord shall warrant all Leasehold Improvement materials and workmanship for a period of one (1) year following completion of the work.

     2. Changes. If there are any changes requested by Tenant alter the final approval by Landlord and Tenant of the Tenant's Plan and Landlord approves such change, then upon the completion of any required revisions to the Tenant's Plan, Landlord shall notify Tenant of the cost which will be chargeable to Tenant by reason of such change and Tenant shall notify Landlord whether Tenant desires to proceed with such change. Until such time as Tenant has approved such change and Landlord has received payment in full of the total actual costs of such change (including payment for all architectural and engineering costs and related design expenses), Landlord shall not be obligated to stop or alter any work to incorporate the desired change and may continue to work on Tenant's Demised Premises in accordance with the Tenant's Plan. Any and all delays in the completion of the Demised Premises resulting from any such changes shall be deemed a Tenant Delay whether or not the items covered by the change are Leasehold Improvements. Landlord shall provide Tenant with its good faith estimate of the extent of the delay caused by any change requested by Tenant.

     3. Tenant Inspection. Tenant is authorized by Landlord to make periodic inspections of the Demised Premises during construction provided that such inspections are made during reasonable business hours and that Tenant is accompanied by a representative of Landlord or Landlord's contractor.

D    FINAL INSPECTION  Prior to delivery of possession and acceptance of the Demised Premises by Tenant, Tenant together with Landlord and Landlord's contractor shall make a final inspection of the Demised Premises to ensure that the construction has been accomplished substantially in accordance with the Tenant's Plan. A punch list (the "Punch List") of items to be completed or corrected shall be prepared at the time of such inspection. Landlord agrees to use reasonable efforts to complete all items on such Punch List as soon as reasonably possible thereafter.

E. ACCESS FOR TENANT'S CONTRACTORS Prior to delivery of possession of the Demised Premises, Landlord shall notify Tenant when Tenant and Tenant's contractors may have joint access to the Demised Premises with Landlord for the purpose of accomplishing such work not being done by Landlord's contractor, including the installation of furnishings and computer and telephone systems, if (i) such joint access will not cause unreasonable interference with the work of Landlord's contractor, (ii) there are no delays created thereby in the construction process, and (iii) an acceptable schedule of work is agreed upon between Landlord's contractor and Tenant's contractors. Access to the Demised Premises by Tenant in accordance with the foregoing and solely for such purposes shall not be deemed to advance the Commencement Date.

F. TENANT'S AGENT Tenant hereby designates Ms. Kim Schulze whose address is 209 Perry Parkway, Gaithersburg, MD 20877, and whose telephone number is 301-258-9850 who may act as its agent ("Tenant's Agent") for purposes of authorizing and executing any and all documents, work orders or other writings and changes thereto needed to effectuate this Work Agreement, and any and all changes, additions or deletions to the work contemplated herein. Tenant's Agent shall have full power and authority to bind Tenant to all actions taken with regard to the Leasehold Improvements and Landlord shall have the right to rely on any documents executed by such authorized party.

                               Schedule C-2

Construction of Space

Landlord, at Landlord's sole cost, shall turnkey the Premises in accordance with the approved space plan dated July 24, 1996, prepared by the Landlord's architect, Roberts & Vardell. Such turnkey construction shall be based on the outlined scope identified below and shall generally include all building standard finishes (unless otherwise noted) and shall be in accordance with Landlord's construction allowance.

Fist Floor

Lobby /Reception: Upgraded carpet and wall covering. Finishes have been provided. Double glass suite entry doors.
Conference Rooms: Small conference rooms have a vinyl wallcovering and an upgraded carpet.
Computer Room: Raised flooring has been included as well as additional cooling requirements as well as a separated submeter to meter the electrical usage.
Production: Anti static grounded VCT, with 3 dedicated power lines. Shipping and Receiving: Standard VCT flooring
Mail/Copy Center: VCT flooring, countertops and cabinetry
Coffee Stations: Include sink, countertop, and cabinetry.

Second Floor

Engineering/Test Labs: 3 Dedicated power lines and antic static, grounded
VCT.
Conference Rooms: Upgraded carpet, and wall covering. Finishes have been provided.
Coffee Stations: Include sink, countertop, and cabinetry.
Lunchroom/Kitchen: VCT Flooring, sink, counter-top, cabinetry.

General Notes:

Painting of entire new tenant area has been included.
Lowering of all outlets has been included.
Standard sprinkler work has been included
Architectural and Engineering fees are included
Kitchen Appliances have been included

Landlord and Tenant shall work diligently in completing the construction documents, with the Tenant furnishing all information on the following.

All existing computer equipment as well as all other equipment's electrical load outputs
Name and Contact of all outside vendors to be used by the Tenant.
(Data/Telephone)
All locations where locking hardware is required
Any specific internal security requirements. (not included in allowance)

                               SCHEDULE C-2
                          704 QUINCE ORCHARD ROAD
                            BUILDING STANDARDS



INTERIOR PARTITIONS:               2 _"x 8' Metal Studs with_" drywall

DEMISING PARTITIONS:               2 _" x 12" Metal Studs with _" type x
drywall.

DOORS/FRAMES:                      3' X 7' Paint Grade hollow core wood
                                   3 _" throat KD metal frame

HARDWARE:                          Cylindrical lever passage set.

CARPET:                            Lees Best Regard 11 300z.

BASE:                              4" Nafco cove base.

CEILING TILE:                      2' x 4' Armstrong non-tegular fissured
tile

CEILING GRID:                      2' x 4' 15/16" flat

PAINT:                             Walls: Duron or equal
                                   Doors: Duron or equal

LIGHTING:                          2' x 4' flouresant with acrylic lenses

OUTLET PLATES:                     Stainless

SPRINKLER READS:                   Recessed, center of tile where possible.

                                 EXHIBIT D
                           RULES AND REGULATIONS

     1. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Subject to the provisions of this Lease, no Tenant and no employee or invitee of any Tenant shall go upon the roof of the Building without the prior written consent of Landlord.

     2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of any Tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any Tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a
person           approved           by           Landlord,            which
     approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

     3. Tenant shall not allow a fire or bankruptcy sale or any auction to be held on the premises or allow the premises to be used for the storage of merchandise held for sale to the general public.

     4. No Tenant shall allow the premises to be used for lodging, nor shall cooking be done or permitted by any Tenant on the premises, except the use by the Tenant of Underwriters' Laboratory approved equipment for brewing coffee,. tea, hot chocolate and similar beverages, and the use of microwave and toaster ovens shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes ordinance, rules and regulations.

     5. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor services will not be furnished on nights when rooms are occupied after 9:30 p.m. unless by agreement in writing, service is extended to a later hour for specifically designated rooms.

     6. Landlord will furnish each Tenant free of charge with two keys to each door lock in the premises. Landlord may make a reasonable charge for additional keys. No Tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Each Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to the Tenant.

     7. Landlord shall designate how all office equipment, furniture, appliances and other large objects ("Equipment") shall be moved in and/or out of the Building. The persons employed to move such Equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all Equipment brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of damage to any such Equipment from any cause, and all damage done to the Building by moving or maintaining such Equipment shall be prepaid at the expense of Tenant.

     8. No Tenant shall use or keep in the premises of the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation and maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul obnoxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or to other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

     9. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building. If such change is made, Landlord will reimburse Tenant for the cost of new stationery, business cards, and other materials that must be altered to accommodate the change of address by Landlord.

     10. Landlord reserves the right to exclude from the Building between the hours to 6:00 p.m. and 7:00 a.m. and at all hours on Sundays, legal
holidays             and            on            Saturdays             any
person who, in Landlord's reasonable opinion, has no legitimate business in the Building. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     11. The directory of the Building will be displayed in the main lobby and will be provided for the display of the name and location of Tenants. Tenant shall have the right to a minimum of eight (8) listings provided for Tenant at Landlord's expense. Any additional name which Tenant shall desire to place upon said bulletin board must first be approved by Landlord in writing and, if so approved, a charge will be made therefore.

     12. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord, and such items shall be installed as instructed by Landlord.

13. INTENTIONALLY OMITTED

     14. Each Tenant shall see that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries sustained by other tenants or occupants of the building or Landlord. All Tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     15. The toilet rooms, toilets urinals, wash basins and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who or whose employees or invitees shall have caused it.

     16. Except with the prior written consent of Landlord, no Tenant shall sell or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the premises nor shall any Tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building nor shall the premises of any Tenant be used for any business or activity other than that specifically provided for in such Tenant's lease.

     17. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building, without Landlord's prior written consent.

     18. Hand trucks shall not be used in any space or public halls of the Building either by any Tenant or others except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the premises.

     19. Tenant agrees to coordinate all moving activity of office equipment and furniture in and out of the Building with Landlord or Landlord's agent, and to use the services of an insured professional moving company. Tenant acknowledges that any attempt to bring in or take out any office equipment or furniture from the Building without prior written approval of Landlord or Landlord's agent will be prevented by the on-site security guard.

     20. Each Tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes receptacles or common areas if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the Bethesda area without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     21. Canvassing, soliciting, distribution of handbills, or any other written material peddling in the Building, are prohibited and each Tenant shall cooperate to prevent the same.

     22. Tenant agrees to abide by all governmental rules and regulations pertaining to thermostatic control of the temperature on the Premises. Air conditioning services shall be provided per the Lease.

     23. Tenant agrees not to allow or keep any animals or pets of any kind on the premises except those seeing-eye dogs which are for the direct purpose of aiding and assisting the visually impaired.

     24. The requirements of the Tenants will be attended to only upon application by telephone or in person at the office of Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     25. Landlord shall (a) not discriminate against Tenant in enforcing the Rules and Regulations: (b) not unreasonably withhold, condition or delay its consent from Tenant for any approval required under the Rules and Regulations; and (c) exercise its judgment in good faith in any instance providing for the exercise of its judgment in the Rules and Regulations. Landlord shall use its best efforts to secure compliance by all tenants and other occupants with the Rules and Regulations but Landlord may permit reasonable waivers with respect to other parties so long as such waivers do not adversely affect Tenant.

     26. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend in whole or in part the terms, covenants, agreements and conditions of any lease of premises in the Building.

     27. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein, provided such changes do not materially affect Tenant's normal course of business or increase Tenant's cost.

                                 EXHIBIT E
                          CLEANING SPECIFICATIONS

AREAS TO BE COVERED
Clean all areas of the building including; entrance lobby, basement areas, loading platforms, public halls, stairwells, lavatories, passageways and elevator cabs. Areas not normally included are: retail areas, garages, elevator shafts, elevator pits, mechanical rooms, or electrical rooms.

1.   Restrooms - Daily/Weekly/Monthly

     a. Wash all mirrors
     b. Wash hand basins and bring work with a non-abrasive cleaner.
     c. Wash urinals and bright work
     d. Wash toilet seats
     e. Wash toilet bowls and bright work
     f. Damp mop floor.
     g. Damp wipe and clean where necessary. Walls and partitions are to be free of hand prints and dust.
     h. Replenish hand soap, towels, tissues, and feminine supplies.
     i. Partition and ventilating louvers are to be damp wiped weekly.
     j. Machine Scrub floors with approved germicidal detergent solution on a monthly basis.

     Toilet bowl brush shall be used on toilet bowls, and care shall be given to clean flush holes under the rim of bowls and passage traps. Bowl cleaner shall be used at least once each month, and more often, if necessary.

The intent of this specification is that restrooms shall be maintained in a spotlessly clean and odor free condition at all times.

2.   Offices and Hallways (Corridors)
     a. Dusting - Weekly
        All unobstructed furniture, office equipment and appliances, window sills, etc. shall be dusted with a treated cloth of static duster. This shall include all horizontal surfaces up to 84 inches high. Enough vertical surfaces shall be completed daily to complete all vertical surfaces each week. Desks and tables not cleared of paper and work materials shall only be dusted where desk top is exposed. Equipment such as computers, calculators, telephones, printers, etc. shall not be dusted.

     b. Dust Mopping
        All non-carpeted floors areas shall be dust mopped with a treated yarn mop with special attention being given to areas under desks and furniture to prevent accumulation of dust and dirt. Dust mopping shall be performed after furniture has been dusted.

     c. Wastepaper/Ashtrays
        Wastepaper baskets and ashtrays are to be emptied daily and ashtrays are to be wiped clean. Wastebaskets shall be damp wiped as necessary. Plastic liners where utilized shall be changed as needed.

     d. Vacuuming-Daily-Weekly
        All rugs and carpets in office areas as well as public spaces shall be vacuumed daily in all traffic areas. Hard to reach places such as under desks and chairs shall be vacuumed weekly.

        The intent of this specification is to provide a complete vacuuming at least once each week.

     e. Spot Cleaning Carpets - Daily
        All carpeted areas shall be inspected daily for spots and stains. All spots and stains shall be removed if possible, as soon as possible. Where difficult spots are encountered, a notation shall be left with the building management representative.

     f. Wet Mopping.
        When Floors require wet mopping they shall be left in streak free condition. Extreme care shall be exercised in all mopping to as to avoid splashing walls or furniture. Transporting of water and other liquids over carpeted areas shall be accomplished in such a manner as to avoid spillage.

     g. Tile Floors
        All tile Floors shall be refinished, buffed, and kept in a consistently clean condition at all times. Since some tile areas require more attention than others, refinishing and buffing shall be accomplished on an as needed basis. Transporting of floor finish and other liquids over carpeted areas shall be accomplished in such a manner as to avoid spillage.

     h. Special Floor Coverings - As Necessary
        Parquet, quarry, ceramic, raised computer floors and other special floor coverings shall be treated with appropriate methods and approved materials separately, and at possible additional costs as determined with management.

     i. Water Coolers - Daily
        All water coolers shall be cleaned and polished daily.

     j. Spot Cleaning - Daily - As Needed
        All hand prints and spots shall be removed from doors and light switches daily. Walls, woodwork, and interior glass shall be spot cleaned as needed.

     k. Cigarette Urns - Daily
        Cigarette urns and ash receivers shall be cleaned and sanitized as necessary and where required the sand level shall be maintained.

     1. High Dusting - Quarterly
        Ledges, moldings, picture frames, etc. shall be cleaned quarterly or more frequently if necessary.

     m. Venetian Blinds- Periodic
        A sufficient number of venetian blinds shall be dusted daily so that all blinds are dusted every 90 days.

     n. Air Conditioning Grilles - Monthly
        All areas around air conditioning and return air grilles shall be cleaned once each month or more often if necessary.

3.   Stairways & Landings - Weekly/Daily
     All stairways and landings shall be policed daily. They shall be damp mopped as necessary. Spot cleaning of walls and doors shall be performed monthly. Hand rails, fire points and other miscellaneous hardware shall be cleaned periodically. If day personnel are available in the facility, stairwells and landings shall be dust mopped daily.

The intent of this specification is that all stairways are maintained in a neat and clean condition at all times.

4.   Entrance Lobby - Daily
     Entrance lobbies shall be cleaned thoroughly daily. Lobby glass and metal shall be cleaned and dusted daily. Directory board glass shall be damp cleaned and wiped. Lobby walls up to 84 inches shall be dusted and kept free from finger marks smudges etc. Lobby floors and entrance ways are to be dust mopped thoroughly, nightly damp mopped as needed, and buffed and refinished as necessary to maintain a clean and lustrous appearance.

5.   Polishing - As Necessary
     All door plates kick plates and brass and metal fixtures within the building shall be polished as necessary and residue from floor maintenance cleaned as necessary.

6.   Elevators - Daily
     a. All elevators shall be vacuumed nightly.
     b. All stainless steel and metal shall be cleaned nightly.
     c. All elevator tracks shall be vacuumed as needed.
     d. Elevator button panels and elevator doors shall be cleaned nightly.
     e. Carpets shall be spot cleaned as necessary.
     f. Ceilings, overhead plexiglass, and/or special light fixtures shall be cleaned as necessary through arrangement with building management representative.

7.   Light Fixtures - Quarterly
     The exterior of all light fixtures shall be dusted.

GENERAL
Personnel:
Employees of Contractor who are assigned permanently to the facility shall be interviewed, carefully screened, and bonded. They shall be neat and clean in appearance and properly identified.

Employees of Contractor shall not eat, drink, or smoke during their shift. Employees shall not disturb papers on desks, open drawers or cabinets, use tenant's telephones, office equipment, televisions, radios.

All employees of Contractor shall abide by all building regulations and safety rules which may be promulgated from time to time as they pertain to our operation.

Supervision:
Competent supervisory personnel shall be employed by the Contractor and shall at a minimum have completed our 10 week Supervisory Training Course.

Supervisory personnel shall arrive and depart approximately one half hour before and after the cleaning crew.

The Supervisor shall report to the building management any conditions such as leaky faucets, spotted toilets and drains, broken fixtures, etc. The Supervisor shall also report any unusual happenings in the building.

OTHER
Contractor shall furnish the necessary, appropriate, tested and approved implements, machinery and cleaning supplies for the satisfactory performance of our services. Sufficient space in the premises shall be assigned to Contractor for storage of cleaning materials implements and machinery. Adequate utilities shall be provided to Contractor, without charge for the performance of assigned duties.

A communications log book shall be kept in a designated place on the premises in which a record shall be made promptly of any occurrences requiring building management or contractor s attention.

Contractor shall furnish Worker's Compensation and Public Liability insurance; certification of which is available on request. Contractor shall be responsible for loss or damage caused by its employees and for the conduct of its employees. Contractor shall make reasonable and prompt restitution for any damage for which it is proven liable subject to approval by building management.

All office cleaning, where applicable, shall be performed behind locked doors. On the completion of the assigned duties the Contractor shall ensure that all slop sinks and equipment storage areas are left in a neat and orderly condition, all lights are extinguished and all doors are locked.

Building management may require, in writing, the dismissal of any employee who is incompetent, careless, insubordinate or otherwise objectionable, or whose continued employment is contrary to a consistent, positive relationship with tenants or building management.

Regular, periodic inspections of the facility shall be performed by our management staff, accompanied by a management representative, in addition to the regular nightly inspections performed by the Supervisory staff.

SCHEDULE OF CLEANING
Nightly cleaning services shall normally be rendered five nights per week, Mondays through Fridays, with the exception of legal holidays.

DAY PERSONNEL (IF REQUIRED) Contractor shall provide uniformed day personnel whose duties shall be coordinated by building management. Day staff shall work eight hours per day five days per week, Mondays through Fridays, with the exception of holidays.

                                 EXHIBIT F
                      LEASE AND CONSTRUCTION SCHEDULE

                                                 Date for
Action                                          Completion

1.   Lease signed by Tenant                       July 26, 1996
2.   Tenant's Plan delivered to Tenant for Review September 2, 1996
3.   Tenant's comments on Tenant's Plan due to Landlord     September 6,
1996
4.   Tenant's Plan submitted to Bidders           September 11, 1996
     (assumes no delay from Tenant's comments)
5.   Bids received                                September 23, 1996
6.   Bids review completed                        September 25, 1996
7.   Award construction contract/commence construction September 27, 1996
8.   Final inspections completed                  November 29, 1996
9.   Cleaning completed                           December 3, 1996
10.  Walk through to establish punch list         December 3, 1996
11.  Substantial Completion                       December 3, 1996